UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	May 31, 2020

Date of reporting period:	June 1, 2019 — May 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Mortgage Opportunities Fund

Annual report

5 | 31 | 20

FUND SYMBOL

CLASS A

PMORX

Putnam
Mortgage Opportunities
Fund

Annual report
5 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

July 13, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. In addition, our nation is struggling with confusion, anger, and grief over the excessive force that caused the death of George Floyd and with the overall issue of systemic racial injustice. Your Board of Trustees and Putnam Investments stand united against oppression and racism. We will work to support thoughtful and resourceful actions to elevate both our workplace and society.

Also, we would like to take this opportunity to thank Robert E. Patterson, who retired as a Trustee on June 30, 2020, for his 36 years of service. We will miss Bob’s experienced judgment and insights, and we wish him well. We are also pleased to welcome Mona K. Sutphen to the Board. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

For the periods, the fund had expense limitations, without which returns would have been lower.

* Source: Lipper, a Refinitiv company.

† Performance for class A shares before their inception (7/1/19) is derived from the historical performance of class I shares, and has been adjusted for the applicable sales charge and higher operating expenses for class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/20. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Mortgage Opportunities Fund

Mike, what was the fund’s investment environment like during the period?

For much of the period, it was a generally favorable environment for mortgage credit and risk assets overall. The U.S. Federal Reserve [Fed] kept its policy interest rate low, following three reductions during the second half of 2019. Sentiment toward global trade improved as the United States and China agreed to cooperate on an initial round of trade measures. And the parliamentary majority won by U.K. Prime Minister Boris Johnson’s Conservative party reduced global uncertainty over Brexit.

Cracks began to appear in the benign backdrop early in the new year, however, leading to an eventual collapse in March. Intensifying investor anxiety about the coronavirus outbreak sparked a global sell-off in risk assets. Also, a poorly timed squabble between Russia and Saudi Arabia over oil production levels pushed crude prices steadily lower during the period, further unnerving market participants.

The coronavirus pandemic quickly developed into an economic crisis that led to unprecedented measures from policy makers. The Trump administration signed a roughly $2 trillion stimulus package into law — the largest economic relief package in U.S. history. The Fed cut its policy rate by a half percentage point on March 3 and by a full percentage point on March 15. It also rapidly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. Programs providing support for money market funds and commercial debt markets were also launched. Dozens of other central banks across Europe, Asia, and elsewhere announced emergency stimulus measures.

Risk assets began to rebound in late March, on hopes that massive government stimulus efforts would be enough to offset the near-term economic fallout from the pandemic. In May, an easing

Mortgage Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 5/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

4 Mortgage Opportunities Fund

of coronavirus restrictions and additional policy support reinforced investors’ view that global economic activity had bottomed and would begin to recover.

Would you remind us of the fund’s investment process?

The fund focuses on securitized mortgage sectors, seeking to capitalize on the different risk-adjusted return opportunities that we believe are available in those areas of the market. We emphasize agency collateralized mortgage obligations [CMOs], commercial mortgage-backed securities [CMBS], and residential mortgage-backed securities [RMBS]. In addition, we expect to use various derivatives and agency pass-throughs to hedge interest-rate and other risks within our CMO holdings. We will also use derivatives for non-hedging purposes, such as gaining or adjusting our exposure to mortgage-backed investments.

Which holdings and strategies had the greatest influence on the fund’s performance this period?

Exposure to residential mortgage credit through the agency credit risk transfer [CRT] sector was the biggest negative for the period. Spreads on CRT securities and other credit-sensitive assets widened substantially in March. Market liquidity issues, along with selling pressure sparked by concerns about unemployment and home-price appreciation, hampered the sector during that time.

Synthetic exposure to CMBS via CMBX also worked against performance as spreads there also widened considerably. [CMBX includes a group of tradeable indexes that reference a basket of 25 CMBS issued in a particular year.] Early in the period, strong investor demand and buying to cover short positions aided the index. In October, market participants reacted positively to a favorable research report on the CMBX index that represents CMBS issued in 2012. The tide turned in January and February, however, amid a technically driven sell-off. In March, investors worried that the pandemic could severely impact cash flows in various segments of the commercial real estate market, particularly retail and lodging. Public health policies that curtailed shopping and travel for millions of people constrained the revenues for many malls and travel destinations.

The Fed’s April announcement that AAA-rated CMBS would be included in its Term Asset-Backed Loan Facility [TALF] helped the sector recover late in the period. TALF is a reprise of a program launched in 2009 that enabled investors to buy bonds linked to consumer and business debt using money borrowed from the Fed.

Strategies targeting prepayment risk, specifically agency interest-only [IO] CMOs and inverse IO securities, posted slightly negative performance for the period. As interest rates declined during the third quarter of 2019, positions in IO structures that were less sensitive to falling rates aided the fund’s performance. These included reverse mortgage, seasoned agency, and agency inverse IOs. However, the positive results from that portion of the period were more than offset by the downturn that occurred in March.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Our mortgage-basis positioning contributed for the period. Shifting from a short to a long position around the time that the Fed launched its series of borrower-friendly programs proved beneficial.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, and to gain access to specific areas of the market. We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your near-term outlook?

COVID-19 created significant headwinds for the CMBS market because of its potentially significant impact on commercial real estate. Uncertainty about the duration of social distancing measures

Mortgage Opportunities Fund 5

makes for a challenging backdrop, particularly for hotel and retail properties, which have only recently begun reopening.

We believe most properties that were functioning well prior to the crisis and have reasonable levels of equity will survive, buoyed by government support, operator reserves, and/or debt-service modifications. Of course, this assumes that the U.S. economy will reopen within a reasonable period of time and also that massive government stimulus will provide effective support. We think early indications are favorable and are being reflected in other markets, such as stocks and high-yield debt.

We continue to have conviction in the fund’s CMBX positions, which we believe offer value at the single A and BBB levels for indexes representing 2012–2014 issuance. In addition, we think the relatively large sell-off in newer vintages has presented additional value in that part of the market.

Within residential mortgage credit, we believe existing home prices may decline 2% year over year during the current recession. Even if home prices weakened more than this, we think seasoned CRT securities offer considerable value and are unlikely to experience losses at the mezzanine level.

In our view, prepayment-sensitive areas of the market are the direct beneficiary of increased frictions in the housing finance industry. The recession and operational issues related to the spread of coronavirus led to higher unemployment, weaker projected home-price appreciation, lower home turnover, and reduced homeowner mobility. Even as the use of mortgage forbearance grows, cash flows to investors from agency mortgages are guaranteed by government-sponsored enterprises. As a result, we continue to have confidence in the fund’s holdings of IO CMOs and inverse IOs backed by more seasoned collateral. We also believe IO securities structured from reverse mortgages continue to offer value.

Mike, thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In August 2019, the fund shifted its distribution frequency from annual to monthly and paid its first monthly dividend of $0.029 per class A share. In November 2019, due to an increased level of income in the portfolio, the fund boosted its dividend rate to $0.031 per class A share. Similar increases were made to other share classes. In April 2020, due to a reduced level of income earned by the portfolio, the Fund’s monthly dividend rate was decreased to $0.025 per class A share. Similar reductions were made to other share classes.

6 Mortgage Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2020, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Institutional Investors section at putnam.com (class I), Individual Investors section at putnam.com (classes A, C, and Y) or call Putnam at 1-800-487-0024. Class I shares are not available to all investors. See the Terms and definitions section in this report for the definition of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/20
	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
Class A (7/1/19)
Before sales charge	7.58%	1.43%	7.16%	1.39%	1.22%	0.40%	–7.88%
After sales charge	3.28	0.63	2.87	0.57	–2.83	–0.95	–11.57
Class C (7/1/19)
Before CDSC	3.52	0.67	3.22	0.64	–1.10	–0.37	–8.56
After CDSC	3.52	0.67	3.22	0.64	–1.10	–0.37	–9.42
Class I (4/7/15)
Net asset value	9.78	1.83	9.34	1.80	2.36	0.78	–7.40
Class Y (7/1/19)
Net asset value	9.03	1.69	8.60	1.66	1.97	0.65	–7.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class C share returns after CDSC reflect a 1% CDSC the first year that is eliminated thereafter. Class I and Y shares have no initial sales charge or CDSC. Performance for class A, C, and Y shares before their inception is derived from the historical performance of class I shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

For the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 5/31/20
	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
ICE BofA U.S. Treasury
Bill Index	6.26%	1.19%	6.24%	1.22%	5.57%	1.82%	1.94%
Bloomberg Barclays U.S.
MBS Index	16.29	2.97	16.43	3.09	12.05	3.87	6.53
Lipper Absolute Return
Funds category average*	3.71	0.56	3.94	0.62	1.30	0.23	–0.35

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 5/31/20, there were 187, 166, 132, and 132 funds, respectively, in this Lipper category.

Mortgage Opportunities Fund 7

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s Class C shares would have been valued at $10,352, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s I and Y shares would have been valued at $10,978 and $10,903, respectively.

Fund price and distribution information For the 12-month period ended 5/31/20
Distributions	Class A		Class C	Class I	Class Y
Number	10		10	10	10
Income	$0.686461		$0.622718	$0.709016	$0.700190
Capital gains	—		—	—	—
Return of capital*	0.013539		0.012282	0.013984	0.013810
Total	$0.700000		$0.635000	$0.723000	$0.714000
	Before	After	Net	Net	Net
	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	value
5/31/19	—	—	—	$10.46	—
7/1/19†	$10.51	$10.95	$10.51	—	$10.51
5/31/20	9.01	9.39	9.01	9.02	9.02
	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	value
Current dividend rate[1]	3.33%	3.19%	2.66%	3.73%	3.59%
Current 30-day SEC yield
(with expense limitation)[2,3]	N/A	3.91	3.15	4.25	4.17
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	3.69	2.93	4.03	3.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 52.

† Inception date of class A, C, and Y shares.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

8 Mortgage Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/20
	Life of fund	Annual average	5 years	Annual average	3 years	Annual average	1 year
Class A (7/1/19)
Before sales charge	10.98%	2.01%	10.33%	1.99%	4.11%	1.35%	–5.24%
After sales charge	6.54	1.22	5.92	1.16	–0.06	–0.02	–9.03
Class C (7/1/19)
Before CDSC	6.71	1.25	6.20	1.21	1.75	0.58	–5.92
After CDSC	6.71	1.25	6.20	1.21	1.75	0.58	–6.81
Class I (4/7/15)
Net asset value	13.27	2.41	12.48	2.38	5.30	1.74	–4.91
Class Y (7/1/19)
Net asset value	12.49	2.28	11.72	2.24	4.90	1.61	–4.99

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class C	Class I	Class Y
Net expenses for the fiscal year ended 5/31/19*	0.87% #	1.62% #	0.48%	0.62% #
Total annual operating expenses for the fiscal year ended 5/31/19	1.08% #	1.83% #	0.69%	0.83% #
Annualized expense ratio for the six-month period ended 5/31/20†	0.78%	1.53%	0.47%	0.53%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 5/31/21.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

# Other expenses are based on expenses of class I shares for the fund’s last fiscal year, restated to reflect the higher investor servicing fees applicable to class A, C and Y shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/19 to 5/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000 *†	$3.66	$7.17	$2.21	$2.49
Ending value (after expenses)	$878.30	$874.20	$879.80	$879.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Mortgage Opportunities Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/20, use the following calculation method. To find the value of your investment on 12/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000 *†	$3.94	$7.72	$2.38	$2.68
Ending value (after expenses)	$1,021.10	$1,017.35	$1,022.65	$1,022.35

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Mortgage Opportunities Fund

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography (such as a region of the United States), industry, or sector, such as the housing or real estate markets. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings or in relevant markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage-and asset-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising privately issued mortgage-backed securities and mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Mortgage Opportunities Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions and are calculated by dividing the net assets of the fund’s shares by the number of outstanding fund shares.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class I shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Bloomberg Barclays U.S. MBS Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

CMBX Index includes a group of tradeable indexes that reference a basket of 25 CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Mortgage Opportunities Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2020, Putnam employees had approximately $453,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Mortgage Opportunities Fund 13

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

14 Mortgage Opportunities Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Mortgage Opportunities Fund 15

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of Putnam Mortgage Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Mortgage Opportunities Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2020

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

16 Mortgage Opportunities Fund

The fund’s portfolio 5/31/20

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)*	amount	Value
Agency collateralized mortgage obligations (43.8%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4451, Class CI, IO, 7.00%, 3/15/45	$987,983	$227,798
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%), 6.766%, 3/15/41	90,039	18,658
REMICs IFB Ser. 4074, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.516%, 2/15/41	57,000	6,915
REMICs IFB Ser. 4076, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.516%, 7/15/40	475,525	38,664
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.65%), 6.466%, 4/15/40	307,023	35,191
REMICs IFB Ser. 3981, Class WS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.366%, 5/15/41	1,119,515	134,920
REMICs IFB Ser. 4033, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.366%, 10/15/36	1,059,176	48,812
REMICs IFB Ser. 3346, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.366%, 10/15/33	2,572,619	497,699
REMICs IFB Ser. 3747, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 6.316%, 10/15/40	404,876	75,918
REMICs IFB Ser. 4808, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.016%, 7/15/48	4,454,044	734,026
REMICs IFB Ser. 4789, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.016%, 5/15/48	4,462,566	601,420
REMICs IFB Ser. 4752, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.016%, 11/15/47	10,198,245	1,465,998
Strips Ser. 324, Class C21, IO, 6.00%, 6/15/39	775,525	191,047
REMICs IFB Ser. 4290, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.916%, 7/15/35	7,872,737	1,696,894
REMICs IFB Ser. 4922, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.866%, 8/25/49	5,345,682	930,683
REMICs IFB Ser. 4267, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.866%, 5/15/39	950,185	27,744
REMICs IFB Ser. 4073, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.866%, 8/15/38	27,642	1,200
REMICs IFB Ser. 4926, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.816%, 8/25/49	3,997,327	647,727
REMICs Ser. 4560, IO, 5.801%, 5/15/39	1,533,281	302,289
REMICs IFB Ser. 3984, Class DS, IO, ((-1 x 1 Month US LIBOR) + 5.95%), 5.766%, 1/15/42	498,960	92,956
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	15,558,541	2,480,529
REMICs Ser. 4601, Class PI, IO, 4.50%, 12/15/45	179,191	23,958
REMICs Ser. 4127, Class PI, IO, 4.50%, 7/15/42	1,144,200	134,532
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	318,530	34,091
REMICs Ser. 3714, Class KI, IO, 4.50%, 11/15/39	419,124	15,358
REMICs Ser. 4707, Class AI, IO, 4.00%, 7/15/47	1,276,851	109,965
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	1,049,444	99,015
REMICs Ser. 4568, Class MI, IO, 4.00%, 4/15/46	463,414	50,611
REMICs Ser. 4530, Class TI, IO, 4.00%, 11/15/45	140,354	15,641
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	58,825	6,602
REMICs Ser. 4462, Class PI, IO, 4.00%, 4/15/45	68,647	8,016
REMICs Ser. 4425, IO, 4.00%, 1/15/45	384,296	43,744
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	60,158	9,759
REMICs Ser. 4403, Class CI, IO, 4.00%, 10/15/44	254,693	31,147
REMICs Ser. 4389, Class IA, IO, 4.00%, 9/15/44	40,634	4,501
REMICs Ser. 4355, Class DI, IO, 4.00%, 3/15/44	33,476	1,915
REMICs Ser. 4386, Class IL, IO, 4.00%, 12/15/43	635,479	62,086
REMICs Ser. 4299, Class JI, IO, 4.00%, 7/15/43	226,445	17,345
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	347,251	40,095
REMICs Ser. 4425, Class WI, IO, 4.00%, 3/15/43	397,017	29,733
REMICs Ser. 4386, Class LI, IO, 4.00%, 2/15/43	358,055	25,601
REMICs Ser. 4694, Class GI, IO, 4.00%, 2/15/43	384,345	25,705
REMICs Ser. 4000, Class LI, IO, 4.00%, 2/15/42	55,183	4,811
REMICs Ser. 4015, Class GI, IO, 4.00%, 3/15/27	126,250	9,805
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	980,615	75,537
REMICs Ser. 4591, Class QI, IO, 3.50%, 4/15/46	106,215	8,476
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	108,932	8,369
REMICs Ser. 4560, Class PI, IO, 3.50%, 5/15/45	228,923	16,551
REMICs Ser. 4475, Class CI, IO, 3.50%, 1/15/44	1,453,121	55,707
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	50,999	1,426
REMICs Ser. 4663, Class KI, IO, 3.50%, 11/15/42	274,820	6,527
REMICs Ser. 4663, Class TI, IO, 3.50%, 10/15/42	190,548	2,814
REMICs Ser. 4413, Class HI, IO, 3.50%, 3/15/40	987,550	32,241
REMICs Ser. 4099, Class BI, IO, 3.50%, 6/15/39	599,342	17,691
REMICs Ser. 3904, Class NI, IO, 3.50%, 8/15/26	415,937	24,127
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	1,213,309	79,304
REMICs Ser. 4134, Class PI, IO, 3.00%, 11/15/42	1,085,318	88,727

Mortgage Opportunities Fund 17

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4182, Class PI, IO, 3.00%, 12/15/41	$303,184	$12,385
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	63,021	3,613
REMICs Ser. 4550, Class AI, IO, 3.00%, 10/15/40	1,085,475	49,715
REMICs Ser. 4510, Class HI, IO, 3.00%, 3/15/40	299,848	7,833
REMICs Ser. 4656, Class AI, IO, 3.00%, 9/15/37	686,195	6,299
REMICs Ser. 4666, Class AI, IO, 3.00%, 9/15/35	95,730	401
Federal National Mortgage Association
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.564%, 5/25/40	16,667	20,970
REMICs IFB Ser. 13-90, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.432%, 9/25/43	669,276	143,263
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%), 6.282%, 4/25/42	189,710	37,332
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%), 6.232%, 4/25/40	149,546	33,462
REMICs IFB Ser. 18-36, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.082%, 6/25/48	2,752,081	589,049
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.082%, 1/25/45	2,289,538	493,670
REMICs IFB Ser. 18-38, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.032%, 6/25/48	6,195,398	919,747
REMICs IFB Ser. 13-41, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.032%, 6/25/40	47,299	2,793
REMICs Ser. 17-8, IO, 6.00%, 2/25/47	762,641	184,002
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	91,680	19,491
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	413,524	87,695
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	1,917,187	369,725
REMICs Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	123,620	2,700
REMICs IFB Ser. 19-18, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.982%, 5/25/49	5,493,524	1,184,129
REMICs IFB Ser. 19-18, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 5/25/49	6,378,593	1,221,182
REMICs IFB Ser. 19-17, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 4/25/49	3,408,140	766,054
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 3/25/49	6,166,943	1,271,669
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 12/25/46	5,601,474	1,152,223
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 11/25/46	1,715,963	385,922
REMICs IFB Ser. 16-85, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 11/25/46	4,666,667	967,400
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 9/25/46	1,311,018	270,838
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 5/25/39	3,579,089	657,690
REMICs IFB Ser. 12-86, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.932%, 4/25/39	29,656	709
REMICs IFB Ser. 17-16, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.08%), 5.912%, 3/25/47	3,150,957	957,724
REMICs IFB Ser. 19-60, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 10/25/49	5,382,993	449,964
REMICs IFB Ser. 19-50, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 9/25/49	10,944,477	1,977,677
REMICs IFB Ser. 19-45, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 8/25/49	8,783,997	1,569,067
REMICs IFB Ser. 19-26, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 6/25/49	6,622,425	1,030,053
REMICs IFB Ser. 19-28, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 6/25/49	10,984,890	1,960,218
REMICs IFB Ser. 19-32, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 6/25/49	10,799,681	2,054,099
REMICs IFB Ser. 12-103, Class SD, ((-1 x 1 Month US LIBOR) + 6.05%), 5.882%, 9/25/42	281,850	59,178
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 11/25/49	7,737,308	1,215,570
REMICs IFB Ser. 19-75, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 11/25/49	10,068,072	1,726,608
REMICs IFB Ser. 16-54, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 8/25/46	6,016,956	1,412,119
REMICs IFB Ser. 11-126, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 12/25/41	6,494,241	1,596,413
REMICs IFB Ser. 11-134, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 2/25/41	1,712,416	190,999
REMICs IFB Ser. 10-140, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.832%, 7/25/39	514,217	31,740
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.732%, 10/25/41	463,679	81,137
REMICs Ser. 10-109, Class IM, IO, 5.50%, 9/25/40	1,485,633	244,116
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	433,120	72,301
REMICs Ser. 18-1, Class JI, IO, 5.00%, 2/25/48	1,123,380	198,525
REMICs Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	1,546,211	214,813
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	340,333	48,526
REMICs Ser. 12-49, Class QI, IO, 4.50%, 12/25/40	1,802,002	114,052
Ser. 422, Class 422, IO, 4.00%, 12/25/45	5,396,978	785,314
REMICs Ser. 18-15, Class PI, IO, 4.00%, 10/25/47	1,425,833	134,604
REMICs Ser. 17-48, Class LI, IO, 4.00%, 5/25/47	1,708,327	158,294
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	295,354	29,213
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	389,937	41,437
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	220,897	9,125
REMICs Ser. 16-24, Class CI, IO, 4.00%, 2/25/46	258,120	26,008

18 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 12-90, Class DI, IO, 4.00%, 3/25/42	$1,389,415	$146,875
REMICs Ser. 14-95, Class TI, IO, 4.00%, 5/25/39	71,673	1,568
REMICs Ser. 17-78, Class KI, IO, 3.50%, 10/25/47	497,464	34,527
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	177,680	14,255
REMICs Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	2,061,576	158,863
REMICs Ser. 15-73, Class PI, IO, 3.50%, 10/25/45	2,117,041	76,039
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	108,422	8,163
REMICs Ser. 12-90, Class EI, IO, 3.50%, 2/25/39	58,254	1,505
REMICs Ser. 11-98, Class AI, IO, 3.50%, 11/25/37	152,581	427
REMICs Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	47,871	4,099
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	141,522	5,401
REMICs Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	304,370	12,311
REMICs Ser. 13-57, Class IQ, IO, 3.00%, 6/25/41	301,464	15,202
REMICs Ser. 16-97, Class KI, IO, 3.00%, 6/25/40	677,160	16,330
Government National Mortgage Association
IFB Ser. 13-9, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.75%), 6.579%, 1/20/43	3,348,263	813,085
IFB Ser. 13-182, Class SP, IO, ((-1 x 1 Month US LIBOR) + 6.70%), 6.529%, 12/20/43	1,474,237	346,785
IFB Ser. 11-148, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.69%), 6.508%, 11/16/41	986,572	241,049
Ser. 16-164, IO, 6.50%, 12/20/46	1,100,149	236,129
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.498%, 1/16/40	2,608,848	415,651
IFB Ser. 11-156, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.429%, 4/20/38	57,668	14,695
IFB Ser. 10-50, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.55%), 6.379%, 12/20/38	39,959	921
IFB Ser. 10-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.50%), 6.318%, 8/16/38	530,275	11,336
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.079%, 7/20/48	1,276,667	218,570
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.029%, 6/20/48	1,458,653	232,603
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.018%, 9/16/44	3,649,928	1,147,743
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	59,852	13,023
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.979%, 10/20/49	13,514,959	1,914,037
IFB Ser. 19-23, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.979%, 2/20/49	6,273,503	1,143,600
IFB Ser. 13-167, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.979%, 11/20/43	2,169,004	453,606
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.979%, 3/20/43	442,089	52,189
IFB Ser. 19-35, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.968%, 1/16/44	3,154,992	646,611
IFB Ser. 19-158, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.968%, 9/16/43	8,753,322	1,985,275
IFB Ser. 19-100, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 8/20/49	10,859,237	1,778,287
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 7/20/49	10,193,654	1,693,472
IFB Ser. 19-83, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 7/20/49	6,786,748	1,063,619
IFB Ser. 19-78, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 6/20/49	8,799,684	1,392,163
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 10/20/45	58,940	13,341
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 4/20/44	779,731	156,804
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 4/20/44	44,125	8,246
IFB Ser. 14-27, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 2/20/44	4,257,886	929,671
IFB Ser. 14-3, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 1/20/44	4,853,991	1,017,697
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.929%, 12/20/43	41,299	9,018
IFB Ser. 20-7, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 1/20/50	9,241,728	1,767,344
IFB Ser. 19-152, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 12/20/49	16,807,924	2,550,536
IFB Ser. 19-143, Class HS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 9/20/49	6,178,139	877,975
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 8/20/49	307,891	42,944
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 6/20/49	418,063	54,864
IFB Ser. 19-89, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 4/20/49	9,690,994	1,440,091
IFB Ser. 19-15, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 2/20/49	8,432,269	1,490,151
IFB Ser. 19-6, Class SM, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 1/20/49	12,724,783	1,835,215
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 6/20/43	1,683,964	353,917
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.879%, 12/2/21	1,269,737	161,448
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.829%, 10/20/49	5,024,068	1,363,723
IFB Ser. 11-22, Class PS, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.829%, 7/20/40	77,888	6,106
IFB Ser. 10-134, Class ES, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.829%, 11/20/39	192,500	13,036
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	946,192	191,699
Ser. 16-149, Class MI, IO, 5.50%, 5/20/39	167,366	18,495

Mortgage Opportunities Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-77, IO, 5.00%, 6/20/48	$1,013,579	$143,644
Ser. 17-123, IO, 5.00%, 8/16/47	543,964	129,427
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	158,831	29,482
Ser. 16-150, Class I, IO, 5.00%, 11/20/46	1,839,067	320,365
Ser. 16-42, IO, 5.00%, 2/20/46	378,067	70,768
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	574,770	70,427
Ser. 17-136, Class IY, IO, 5.00%, 3/20/45	618,171	115,932
Ser. 15-35, Class AI, IO, 5.00%, 3/16/45	1,511,701	305,854
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	914,350	176,049
Ser. 14-132, IO, 5.00%, 9/20/44	1,552,285	281,181
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	40,316	7,597
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	238,602	47,959
Ser. 11-135, Class DI, IO, 5.00%, 4/16/40	565,172	123,920
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	17,959	3,564
Ser. 17-26, Class EI, IO, 5.00%, 2/20/40	876,310	108,504
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	82,439	16,127
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	18,181	3,412
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	1,034,747	192,484
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	107,998	20,813
Ser. 17-132, Class IA, IO, 4.50%, 9/20/47	1,598,360	266,861
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	151,962	22,396
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	51,693	6,074
Ser. 15-182, Class IC, IO, 4.50%, 12/20/45	5,013,041	1,012,322
Ser. 16-49, IO, 4.50%, 11/16/45	501,119	94,944
Ser. 16-84, Class IB, IO, 4.50%, 11/16/45	5,422,947	1,015,555
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	12,731,191	2,124,581
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	71,359	12,590
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	806,400	71,939
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	89,109	16,753
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	353,342	56,119
Ser. 14-161, Class HI, IO, 4.50%, 6/20/44	507,062	59,582
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	55,488	6,910
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	224,499	38,688
Ser. 12-129, IO, 4.50%, 11/16/42	110,047	20,995
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	77,067	13,290
Ser. 12-98, Class AI, IO, 4.50%, 4/16/42	786,648	115,163
Ser. 14-98, Class AI, IO, 4.50%, 10/20/41	516,712	25,796
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	51,202	8,457
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	38,116	6,454
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	25,968	4,500
Ser. 09-121, Class DI, IO, 4.50%, 12/16/39	2,887,920	475,669
Ser. 14-95, Class JI, IO, 4.50%, 12/16/39	1,335,791	255,938
Ser. 19-137, Class GI, IO, 4.00%, 11/20/49	8,692,451	1,188,999
Ser. 17-130, Class IB, IO, 4.00%, 8/20/47	960,539	116,066
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	684,146	43,373
Ser. 17-99, Class AI, IO, 4.00%, 1/20/47	951,432	114,324
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	695,046	51,013
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	553,726	73,911
Ser. 16-69, IO, 4.00%, 5/20/46	100,144	12,780
Ser. 16-29, IO, 4.00%, 2/16/46	367,004	57,533
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	97,136	13,705
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	68,789	9,577
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	349,162	38,694
Ser. 15-106, Class CI, IO, 4.00%, 5/20/45	236,595	25,791
Ser. 18-72, Class IC, IO, 4.00%, 5/20/45	3,864,791	583,506
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	135,833	25,360
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	61,543	7,545
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	62,653	6,757

20 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-188, Class IB, IO, 4.00%, 12/20/44	$6,375,359	$759,305
Ser. 17-45, Class IM, IO, 4.00%, 10/20/44	1,446,883	114,006
Ser. 17-17, Class EI, IO, 4.00%, 9/20/44	1,021,558	39,751
Ser. 17-68, Class IL, IO, 4.00%, 8/20/44	1,352,375	108,702
Ser. 15-40, Class KI, IO, 4.00%, 7/20/44	1,254,720	146,638
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	333,431	21,806
Ser. 13-67, Class IP, IO, 4.00%, 4/16/43	1,661,421	298,723
Ser. 15-144, Class IA, IO, 4.00%, 1/16/43	215,451	19,491
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	154,337	22,677
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	229,046	17,710
Ser. 14-115, Class EI, IO, 4.00%, 6/20/38	10,741	55
Ser. 16-H18, Class QI, IO, 3.872%, 6/20/66 W	2,044,037	229,433
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	7,045,490	935,712
Ser. 17-141, Class ID, IO, 3.50%, 7/20/47	772,059	27,375
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	69,629	1,859
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	62,070	5,962
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	1,587,593	142,042
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	118,040	14,425
Ser. 15-52, Class IK, IO, 3.50%, 4/20/45	212,329	23,987
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	50,558	6,952
Ser. 17-6, Class DI, IO, 3.50%, 1/20/44	1,349,304	25,528
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	77,305	6,082
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	50,295	4,442
Ser. 13-14, IO, 3.50%, 12/20/42	77,722	6,194
Ser. 12-103, Class CI, IO, 3.50%, 8/16/42	743,471	144,216
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	62,969	4,225
Ser. 15-165, Class IC, IO, 3.50%, 7/16/41	3,144,506	191,237
Ser. 13-6, Class AI, IO, 3.50%, 8/20/39	1,879,223	173,375
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	240,575	10,088
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	676,111	22,883
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	36,561	787
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	377,035	9,267
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	589,733	34,499
Ser. 14-139, Class NI, IO, 3.50%, 8/20/28	326,682	12,569
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	852,969	61,337
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	617,495	36,926
FRB Ser. 15-H16, Class XI, IO, 2.963%, 7/20/65 W	78,552	7,965
Ser. 16-H14, Class AI, IO, 2.913%, 6/20/66 W	184,114	18,225
Ser. 16-H20, Class NI, IO, 2.866%, 9/20/66 W	721,878	70,103
Ser. 16-H23, Class NI, IO, 2.865%, 10/20/66 W	249,100	26,280
Ser. 16-H21, Class AI, IO, 2.835%, 9/20/66 W	3,342,924	359,804
Ser. 16-H22, Class AI, IO, 2.807%, 10/20/66 W	4,595,525	473,183
Ser. 17-H08, Class DI, IO, 2.761%, 2/20/67 W	827,589	122,399
Ser. 15-H20, Class CI, IO, 2.743%, 8/20/65 W	145,793	13,351
Ser. 17-H03, Class DI, IO, 2.729%, 12/20/66 W	2,914,588	322,884
Ser. 20-H04, Class AI, IO, 2.686%, 2/20/70	15,594,664	1,679,608
Ser. 17-H03, Class CI, IO, 2.679%, 12/20/66 W	2,651,835	280,510
Ser. 19-H03, Class AI, IO, 2.657%, 11/20/68 W	12,321,200	1,336,159
Ser. 17-H05, Class CI, IO, 2.643%, 2/20/67 W	6,998,553	857,099
Ser. 19-H09, Class EI, IO, 2.634%, 4/20/69 W	3,659,758	411,978
Ser. 15-H13, Class AI, IO, 2.626%, 6/20/65 W	307,972	27,974
Ser. 19-H14, Class IB, IO, 2.604%, 8/20/69 W	396,804	46,698
Ser. 17-H08, Class EI, IO, 2.60%, 2/20/67 W	2,526,602	281,740
Ser. 17-H22, Class EI, IO, 2.582%, 10/20/67 W	1,276,782	125,166
Ser. 18-H05, Class BI, IO, 2.564%, 2/20/68 W	1,983,057	219,376
Ser. 18-H07, Class IE, IO, 2.543%, 2/20/68 W	7,879,243	529,478
Ser. 17-H03, Class AI, IO, 2.533%, 12/20/66 W	1,376,647	139,135
Ser. 10-H22, Class CI, IO, 2.528%, 10/20/60 W	244,637	12,821

Mortgage Opportunities Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H27, Class BI, IO, 2.512%, 12/20/66 W	$782,208	$78,057
Ser. 17-H03, Class EI, IO, 2.477%, 1/20/67 W	618,902	83,027
Ser. 17-H22, Class DI, IO, 2.461%, 11/20/67 W	3,402,358	422,354
Ser. 17-H04, Class BI, IO, 2.453%, 2/20/67 W	4,867,922	571,148
Ser. 17-H02, Class BI, IO, 2.442%, 1/20/67 W	2,931,421	308,913
Ser. 15-H25, Class BI, IO, 2.425%, 10/20/65 W	122,608	11,574
Ser. 17-H21, Class AI, IO, 2.406%, 10/20/67 W	6,578,250	650,089
Ser. 16-H17, Class DI, IO, 2.405%, 7/20/66 W	2,190,953	202,849
Ser. 17-H08, Class NI, IO, 2.395%, 3/20/67 W	510,711	48,569
Ser. 17-H20, Class GI, IO, 2.388%, 9/20/67 W	5,534,913	558,368
Ser. 17-H06, Class BI, IO, 2.37%, 2/20/67 W	1,185,494	119,127
Ser. 16-H27, Class EI, IO, 2.362%, 12/20/66 W	3,905,929	360,435
Ser. 18-H01, Class AI, IO, 2.359%, 1/20/68 W	8,117,128	946,457
Ser. 17-H20, Class DI, IO, 2.359%, 10/20/67 W	1,356,871	168,385
Ser. 17-H20, Class AI, IO, 2.354%, 10/20/67 W	3,361,400	355,048
Ser. 18-H02, Class HI, IO, 2.347%, 1/20/68 W	4,825,847	533,859
Ser. 18-H02, Class GI, IO, 2.34%, 12/20/67 W	10,642,038	1,160,529
Ser. 18-H02, Class IM, IO, 2.338%, 2/20/68 W	2,483,253	323,625
Ser. 15-H25, Class CI, IO, 2.325%, 10/20/65 W	118,393	10,951
Ser. 17-H10, Class MI, IO, 2.321%, 4/20/67 W	5,501,088	476,394
Ser. 15-H26, Class DI, IO, 2.319%, 10/20/65 W	120,294	11,559
Ser. 17-H20, Class HI, IO, 2.304%, 10/20/67 W	1,094,910	132,199
Ser. 17-H16, Class JI, IO, 2.273%, 8/20/67 W	551,767	70,075
Ser. 17-H18, Class DI, IO, 2.254%, 9/20/67 W	1,491,502	167,585
Ser. 17-H06, Class MI, IO, 2.243%, 2/20/67 W	1,772,652	174,530
Ser. 17-H14, Class JI, IO, 2.193%, 6/20/67 W	2,163,424	279,566
Ser. 17-H09, IO, 2.181%, 4/20/67 W	491,178	43,372
Ser. 16-H26, Class KI, IO, 2.141%, 11/20/66 W	3,822,532	299,024
Ser. 16-H24, IO, 2.14%, 9/20/66 W	338,585	34,680
Ser. 15-H15, Class JI, IO, 2.125%, 6/20/65 W	164,401	15,174
Ser. 16-H11, Class HI, IO, 2.104%, 1/20/66 W	173,626	12,456
Ser. 15-H29, Class HI, IO, 2.098%, 9/20/65 W	2,442,683	159,263
Ser. 14-H21, Class AI, IO, 2.086%, 10/20/64 W	179,072	15,070
FRB Ser. 16-H16, Class DI, IO, 2.08%, 6/20/66 W	931,582	93,750
Ser. 16-H06, Class HI, IO, 2.078%, 2/20/66	161,771	13,169
Ser. 17-H09, Class DI, IO, 2.06%, 3/20/67 W	1,750,640	150,795
Ser. 15-H03, Class DI, IO, 2.057%, 1/20/65 W	256,857	24,299
Ser. 15-H22, Class HI, IO, 2.055%, 8/20/65 W	2,830,393	261,528
Ser. 17-H19, Class MI, IO, 2.053%, 4/20/67 W	1,179,202	109,902
Ser. 16-H06, Class AI, IO, 2.038%, 2/20/66	1,566,781	147,450
Ser. 15-H24, Class HI, IO, 2.038%, 9/20/65 W	162,323	9,668
Ser. 16-H22, IO, 2.021%, 10/20/66 W	4,224,895	332,757
Ser. 15-H23, Class DI, IO, 2.021%, 9/20/65 W	149,695	12,144
Ser. 15-H25, Class EI, IO, 2.015%, 10/20/65 W	140,032	11,833
Ser. 15-H04, Class AI, IO, 2.01%, 12/20/64 W	3,682,196	299,812
Ser. 15-H18, Class IA, IO, 1.998%, 6/20/65 W	111,333	6,758
Ser. 17-H13, Class QI, IO, 1.988%, 6/20/67 W	1,982,305	201,759
Ser. 15-H20, Class AI, IO, 1.987%, 8/20/65 W	138,187	11,594
Ser. 15-H10, Class HI, IO, 1.978%, 4/20/65 W	171,924	16,144
Ser. 15-H10, Class CI, IO, 1.965%, 4/20/65 W	149,554	11,466
Ser. 15-H26, Class GI, IO, 1.956%, 10/20/65 W	79,062	5,598
Ser. 16-H04, Class KI, IO, 1.939%, 2/20/66 W	104,906	7,754
Ser. 17-H06, Class DI, IO, 1.934%, 2/20/67 W	748,488	58,756
Ser. 16-H02, Class HI, IO, 1.931%, 1/20/66 W	227,431	18,672
Ser. 17-H16, Class IB, IO, 1.918%, 8/20/67 W	4,791,919	409,115
Ser. 18-H11, Class AI, IO, 1.908%, 2/20/68 W	3,263,568	362,347
Ser. 15-H23, Class BI, IO, 1.904%, 9/20/65 W	97,293	7,511
Ser. 13-H15, Class CI, IO, 1.904%, 7/20/63 W	2,125,822	73,696

22 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H11, Class JI, IO, 1.902%, 7/20/68 W	$3,464,572	$389,071
Ser. 15-H26, Class EI, IO, 1.883%, 10/20/65 W	191,057	13,680
Ser. 17-H14, Class DI, IO, 1.866%, 6/20/67 W	552,263	33,123
Ser. 16-H24, Class CI, IO, 1.853%, 10/20/66 W	4,677,779	325,793
Ser. 15-H09, Class BI, IO, 1.852%, 3/20/65 W	58,611	4,423
Ser. 14-H25, Class BI, IO, 1.849%, 12/20/64 W	1,732,620	126,771
Ser. 17-H16, Class CI, IO, 1.814%, 7/20/67 W	5,666,648	318,760
Ser. 16-H12, Class AI, IO, 1.814%, 7/20/65 W	324,423	21,873
Ser. 13-H14, Class XI, IO, 1.802%, 3/20/63 W	198,949	7,878
Ser. 17-H16, Class HI, IO, 1.783%, 8/20/67 W	3,246,522	279,685
Ser. 15-H22, Class EI, IO, 1.773%, 8/20/65 W	168,340	7,592
Ser. 18-H01, Class IB, IO, 1.77%, 1/20/68 W	7,441,826	367,626
Ser. 15-H25, Class AI, IO, 1.77%, 9/20/65 W	220,756	16,292
Ser. 15-H24, Class BI, IO, 1.768%, 8/20/65 W	278,854	11,207
Ser. 17-H06, Class EI, IO, 1.745%, 2/20/67 W	128,705	7,578
Ser. 15-H14, Class BI, IO, 1.725%, 5/20/65 W	293,954	12,839
Ser. 14-H23, Class BI, IO, 1.723%, 11/20/64 W	5,299,097	406,822
Ser. 15-H01, Class BI, IO, 1.719%, 1/20/65 W	4,997,548	322,772
FRB Ser. 12-H23, Class WI, IO, 1.715%, 10/20/62 W	470,257	18,747
Ser. 14-H13, Class BI, IO, 1.714%, 5/20/64 W	182,712	8,373
Ser. 11-H15, Class AI, IO, 1.686%, 6/20/61 W	1,379,150	70,705
Ser. 16-H25, Class GI, IO, 1.653%, 11/20/66 W	521,946	23,482
Ser. 14-H08, Class CI, IO, 1.636%, 3/20/64 W	8,612,071	423,042
Ser. 14-H06, Class BI, IO, 1.624%, 2/20/64 W	5,672,895	273,717
Ser. 17-H16, Class KI, IO, 1.622%, 8/20/67 W	3,438,341	233,989
Ser. 14-H08, Class BI, IO, 1.62%, 4/20/64 W	138,176	10,601
Ser. 10-H19, Class BI, IO, 1.618%, 8/20/60 W	215,634	12,876
Ser. 13-H24, Class AI, IO, 1.605%, 9/20/63 W	379,532	14,319
Ser. 10-H20, Class IF, IO, 1.601%, 10/20/60 W	2,027,431	103,357
Ser. 17-H11, Class DI, IO, 1.595%, 5/20/67 W	358,845	36,690
Ser. 12-H29, Class AI, IO, 1.593%, 10/20/62 W	1,072,892	35,118
Ser. 12-H29, Class FI, IO, 1.593%, 10/20/62 W	1,072,892	34,954
Ser. 16-H08, Class GI, IO, 1.587%, 4/20/66 W	149,640	7,808
Ser. 14-H09, Class AI, IO, 1.581%, 1/20/64 W	138,091	5,511
Ser. 19-H20, Class H20, IO, 1.576%, 11/20/69 W	12,041,935	993,460
Ser. 17-H11, Class NI, IO, 1.576%, 5/20/67 W	4,578,354	484,761
Ser. 12-H29, Class CI, IO, 1.57%, 2/20/62 W	4,197,449	184,282
Ser. 17-H03, Class HI, IO, 1.561%, 1/20/67 W	439,697	27,020
Ser. 19-H15, Class CI, IO, 1.528%, 7/20/69 W	11,966,662	704,908
Ser. 12-H06, Class AI, IO, 1.492%, 1/20/62 W	488,399	19,287
Ser. 11-H08, Class GI, IO, 1.42%, 3/20/61 W	153,379	6,396
FRB Ser. 11-H07, Class FI, IO, 1.396%, 2/20/61 W	309,540	8,574
Ser. 12-H11, Class FI, IO, 1.377%, 2/20/62 W	6,092,449	194,099
Ser. 17-H14, Class EI, IO, 1.373%, 6/20/67 W	2,732,287	223,003
Ser. 12-H10, Class AI, IO, 1.356%, 12/20/61 W	3,585,021	113,344
Ser. 18-H08, Class FI, IO, 1.188%, 6/20/68 W	2,833,593	265,462
Ser. 11-H16, Class FI, IO, 1.187%, 7/20/61 W	1,353,184	47,006
Ser. 15-H26, Class CI, IO, 0.394%, 8/20/65 W	166,831	2,402
		111,375,698
Commercial mortgage-backed securities (9.1%)
Banc of America Commercial Mortgage Trust Ser. 08-1, Class AJ, 6.567%, 2/10/51 W	9,423	10,275
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 07-T28, Class D, 5.534%, 9/11/42 W	213,000	114,590
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	100,000	85,712
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8, Class C, 4.881%, 9/10/45 W	440,000	386,908
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 4.928%, 4/10/47 W	436,000	398,964
Ser. 13-LC6, Class C, 4.242%, 1/10/46 W	593,000	576,396

Mortgage Opportunities Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class D, 4.847%, 5/10/47 W	$467,000	$328,249
FRB Ser. 14-CR17, Class E, 4.847%, 5/10/47 W	917,000	687,750
FRB Ser. 12-CR3, Class E, 4.751%, 10/15/45 W	298,000	137,825
FRB Ser. 14-CR19, Class D, 4.73%, 8/10/47 W	721,000	404,796
Ser. 12-CR4, Class B, 3.703%, 10/15/45	880,000	753,523
Ser. 13-LC6, Class E, 3.50%, 1/10/46	706,000	524,362
Ser. 15-LC19, Class D, 2.867%, 2/10/48	440,000	303,389
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	63,742	29,321
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	9,091	8,982
CSAIL Commercial Mortgage Trust Ser. 19-C15, Class B, 4.476%, 3/15/52	584,000	560,683
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC1A, Class C, 5.687%, 11/10/46 W	368,000	365,667
FRB Ser. 11-LC2A, Class D, 5.53%, 7/10/44 W	529,000	489,467
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 5.986%, 8/10/43 W	497,000	429,036
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	290,000	270,516
FRB Ser. 14-GC24, Class D, 4.532%, 9/10/47 W	1,094,000	601,893
FRB Ser. 13-GC13, Class D, 4.083%, 7/10/46 W	556,000	373,597
JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12, Class C, 4.10%, 7/15/45 W	492,000	468,189
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.81%, 2/15/47 W	1,394,000	1,077,582
FRB Ser. 13-C12, Class E, 4.10%, 7/15/45 W	625,000	428,861
Ser. 13-C14, Class F, 3.598%, 8/15/46 W	402,000	253,471
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	100,000	51,106
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	892,217	624,552
FRB Ser. 12-CBX, Class B, 4.911%, 6/15/45 W	364,000	328,093
FRB Ser. 13-LC11, Class D, 4.167%, 4/15/46 W	740,000	517,716
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.169%, 2/12/51 W	933,000	373,200
FRB Ser. 11-C3, Class D, 5.664%, 2/15/46 W	641,000	530,478
FRB Ser. 11-C3, Class E, 5.664%, 2/15/46 W	242,000	105,115
FRB Ser. 11-C4, Class C, 5.343%, 7/15/46 W	342,000	335,709
FRB Ser. 12-C6, Class E, 5.156%, 5/15/45 W	224,000	186,257
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	643,000	446,509
Ser. 12-C6, Class G, 2.972%, 5/15/45 W	100,000	71,272
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	382,833	296,483
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class E, 4.766%, 10/15/46 W	545,000	354,250
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	1,150,000	690,000
FRB Ser. 13-C11, Class D, 4.353%, 8/15/46 W	932,000	498,121
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	482,000	379,978
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	1,286,000	515,081
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class B, 5.538%, 2/12/44 W	1,999	1,986
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	69,463	68,476
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class D, 5.419%, 3/15/45 W	332,000	170,275
FRB Ser. 12-C4, Class E, 5.419%, 3/15/45 W	392,000	137,200
FRB Ser. 11-C3, Class G, 5.244%, 7/15/49 W	753,000	460,481
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 20-01, Class M10, 4.65%, 3/25/50	1,097,000	843,290
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class D, 5.569%, 5/10/45 W	541,000	371,206
FRB Ser. 12-C1, Class E, 5.00%, 5/10/45 W	422,000	234,524
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.889%, 5/10/63 W	37,000	7,381
FRB Ser. 12-C2, Class E, 4.889%, 5/10/63 W	24,000	22,719
FRB Ser. 12-C4, Class D, 4.475%, 12/10/45 W	485,000	200,615

24 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 20-C56, Class C, 3.751%, 6/15/53 W	$413,000	$352,248
Ser. 16-BNK1, Class C, 3.071%, 8/15/49 W	459,000	333,655
Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class D, 4.759%, 10/15/45 W	360,000	340,596
FRB Ser. 13-LC12, Class D, 4.276%, 7/15/46 W	482,000	346,784
Ser. 14-LC16, Class D, 3.938%, 8/15/50	777,000	448,471
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C7, Class D, 4.812%, 6/15/45 W	228,000	228,226
FRB Ser. 12-C7, Class E, 4.812%, 6/15/45 W	653,000	480,869
FRB Ser. 12-C9, Class E, 4.811%, 11/15/45 W	628,000	483,184
FRB Ser. 13-C15, Class D, 4.493%, 8/15/46 W	1,324,000	831,125
FRB Ser. 12-C10, Class D, 4.429%, 12/15/45 W	674,000	440,941
		23,178,176
Residential mortgage-backed securities (non-agency) (18.7%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%),
0.358%, 5/25/47	2,047,074	1,049,152
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 4.126%, 9/25/35 W	323,824	288,781
FRB Ser. 05-8, Class 21A1, 3.753%, 10/25/35 W	621,156	546,271
FRB Ser. 05-10, Class 11A1, (1 Month US LIBOR + 0.50%), 0.668%, 1/25/36	210,120	220,626
FRB Ser. 06-6, Class 1A1, (1 Month US LIBOR + 0.32%), 0.488%, 11/25/36	501,371	419,896
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (1 Month US LIBOR + 0.23%), 0.717%, 9/25/46	90,116	90,310
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR
+ 0.18%), 0.348%, 11/25/47	1,640,260	1,272,619
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 3.973%, 4/25/37 W	408,666	374,558
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.518%, 3/25/37	245,475	206,431
FRB Ser. 07-WFH3, Class M1, (1 Month US LIBOR + 0.26%), 0.428%, 6/25/37	206,000	212,180
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%), 2.651%, 8/25/46	104,861	90,329
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 2.631%, 6/25/46	31,449	27,271
FRB Ser. 05-51, Class 3A3A, (1 Month US LIBOR + 0.64%), 0.811%, 11/20/35	170,578	144,104
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%), 0.358%, 8/25/46	116,813	119,149
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%), 0.358%, 8/25/46	317,387	258,670
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%), 0.358%, 8/25/46	341,483	308,516
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.351%, 2/20/47	377,677	272,441
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 06-OA5, Class 2A1, (1 Month US LIBOR
+ 0.20%), 0.368%, 4/25/46	46,870	38,392
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (1 Month US LIBOR + 2.85%), 4.926%, 1/25/30	404,000	171,533
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (1 Month US LIBOR + 10.50%),
10.668%, 5/25/28	248,780	214,854
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.168%, 7/25/28	247,440	223,252
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.518%, 4/25/28	310,560	261,504
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.718%, 12/25/27	1,402,174	1,186,797
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%),
5.168%, 12/25/28	383,852	402,201
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (1 Month US LIBOR + 4.95%), 5.118%, 7/25/29	773,000	653,150
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class B1, (1 Month US LIBOR + 4.45%), 4.618%, 3/25/30	250,000	199,662
Structured Agency Credit Risk Debt FRN Ser. 16-HQA4, Class M3, (1 Month US LIBOR + 3.90%), 4.068%, 4/25/29	1,900,000	1,896,587
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3, (1 Month US LIBOR + 3.85%), 4.018%, 3/25/29	343,000	342,364
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class B1, (1 Month US LIBOR + 3.15%), 3.318%, 7/25/30	498,000	388,446
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (1 Month US LIBOR + 12.25%),
12.418%, 2/25/49	260,000	103,029
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2, (1 Month US LIBOR + 11.25%),
11.418%, 4/25/49	2,150,000	877,148
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (1 Month US LIBOR + 11.00%),
11.168%, 10/25/48	301,000	148,177

Mortgage Opportunities Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (1 Month US LIBOR + 10.75%),
10.918%, 1/25/49	$164,000	$79,493
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (1 Month US LIBOR + 10.50%),
10.668%, 3/25/49	755,000	361,266
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class B2, (1 Month US LIBOR + 8.15%), 8.318%, 7/25/49	624,000	271,614
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (1 Month US LIBOR + 7.75%), 7.918%, 9/25/48	818,000	378,470
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1, (1 Month US LIBOR + 4.65%), 4.818%, 1/25/49	320,000	263,373
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	244,000	210,872
Seasoned Credit Risk Transfer Trust Ser. 17-3, Class M2, 4.75%, 7/25/56 W	400,000	334,227
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1, (1 Month US LIBOR + 4.35%), 4.518%, 3/25/49	270,000	222,116
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	370,000	306,314
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (1 Month US LIBOR + 4.25%), 4.418%, 10/25/48	2,280,000	1,635,900
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class HQA2, (1 Month US LIBOR + 4.10%),
4.268%, 4/25/49	1,187,000	785,267
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1, (1 Month US LIBOR + 3.90%), 4.068%, 9/25/48	600,000	463,784
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%),
3.868%, 12/25/30	1,788,000	1,388,173
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.818%, 1/25/49	568,740	546,397
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.618%, 3/25/49	899,626	868,702
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%),
2.468%, 10/25/48	68,800	62,873
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2, (1 Month US LIBOR + 2.15%),
2.318%, 12/25/30	2,920,000	2,761,398
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B, (1 Month US LIBOR + 12.75%), 12.918%, 10/25/28	814,783	814,253
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.418%, 9/25/28	60,719	57,054
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.918%, 10/25/28	86,589	78,868
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.918%, 8/25/28	26,740	24,607
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (1 Month US LIBOR + 10.75%), 10.918%, 1/25/29	44,878	41,147
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (1 Month US LIBOR + 9.25%), 9.418%, 4/25/29	249,349	226,908
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 6.068%, 10/25/28	460,654	481,954
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.868%, 4/25/28	1,263,648	1,331,945
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.718%, 4/25/28	477,812	497,011
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.668%, 9/25/29	1,085,000	906,584
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (1 Month US LIBOR + 5.30%), 5.468%, 10/25/28	350,496	369,213
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2B1, (1 Month US LIBOR + 5.05%), 5.218%, 11/25/29	964,000	800,385
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.168%, 7/25/25	121,548	122,889
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 4.668%, 12/25/30	923,000	786,288
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (1 Month US LIBOR + 4.45%), 4.618%, 5/25/30	284,000	232,278
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (1 Month US LIBOR + 4.45%), 4.618%, 2/25/30	761,000	616,410
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.618%, 1/25/29	41,007	41,334
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (1 Month US LIBOR + 4.25%), 4.418%, 1/25/31	2,020,000	1,653,743
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (1 Month US LIBOR + 4.10%), 4.268%, 3/25/31	277,000	234,556
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (1 Month US LIBOR + 3.75%), 3.918%, 3/25/31	90,000	73,847
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1, (1 Month US LIBOR + 3.55%), 3.718%, 7/25/30	761,000	606,898
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2, (1 Month US LIBOR + 2.80%), 2.968%, 2/25/30	679,281	664,211
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.668%, 5/25/30	1,666,953	1,629,200
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.418%, 7/25/30	195,000	189,606
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1, (1 Month US LIBOR + 5.25%), 5.418%, 6/25/39	2,230,000	1,650,200
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1, (1 Month US LIBOR + 4.35%), 4.518%, 4/25/31	500,000	415,000
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (1 Month US LIBOR + 4.15%), 4.318%, 8/25/31	1,477,000	1,191,667
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1B1, (1 Month US LIBOR + 4.10%), 4.268%, 7/25/39	706,000	549,619
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (1 Month US LIBOR + 4.10%), 4.268%, 9/25/31	184,000	147,955
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2B1, (1 Month US LIBOR + 3.75%), 3.918%, 9/25/39	561,000	347,820
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.418%, 1/25/40	1,592,000	780,164
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2, (1 Month US LIBOR + 2.00%), 2.168%, 7/25/39	370,359	363,537

26 Mortgage Opportunities Fund

	Principal
MORTGAGE-BACKED SECURITIES (71.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
GSAA Home Equity Trust
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.25%), 0.418%, 1/25/36	$419,495	$221,359
FRB Ser. 06-8, Class 2A2, (1 Month US LIBOR + 0.18%), 0.348%, 5/25/36	88,412	31,748
FRB Ser. 06-1, Class A1, (1 Month US LIBOR + 0.09%), 0.258%, 1/25/36	1,331,981	606,051
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month US LIBOR + 0.31%), 0.478%, 5/25/37	523,461	436,600
HarborView Mortgage Loan Trust FRB Ser. 04-11, Class 1A, (1 Month US LIBOR + 0.70%), 0.872%, 1/19/35	341,061	176,225
IndyMac INDX Mortgage Loan Trust FRB Ser. 06-AR11, Class 2A1, 3.597%, 6/25/36 W	36,881	31,794
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.368%, 6/25/37	199,613	91,218
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (1 Month US LIBOR + 0.23%), 2.866%, 2/26/37	385,759	347,794
MortgageIT Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR + 0.95%), 1.113%, 8/25/35	20,078	18,791
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 3.018%, 7/25/28 (Bermuda)	662,000	566,991
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (1 Month US LIBOR + 4.35%), 4.518%, 7/25/29 (Bermuda)	191,000	113,124
FRB Ser. 19-1A, Class B1A, (1 Month US LIBOR + 3.50%), 3.668%, 7/25/29 (Bermuda)	159,000	94,216
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR + 6.00%), 5.918%, 4/25/27 (Bermuda)	617,000	503,581
Radnor Re, Ltd. 144A
Mortgage Insurance-Linked FRN Ser. 20-1, Class B1, (1 Month US LIBOR + 3.00%), 5.169%, 2/25/30	1,020,000	523,856
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 2.868%, 3/25/28 (Bermuda)	964,000	852,305
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.378%, 8/25/36	115,797	105,375
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%), 0.348%, 1/25/37	58,104	44,953
FRB Ser. 06-AR7, Class A1BG, (1 Month US LIBOR + 0.12%), 0.288%, 8/25/36	348,427	298,058
Triangle Re, Ltd. 144A Mortgage Insurance-Linked FRN Ser. 19-1, Class B1, (1 Month US LIBOR + 4.15%),
4.318%, 11/26/29	879,000	531,026
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.088%, 10/25/44	133,751	120,028
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%), 0.598%, 10/25/45	95,442	87,763
		47,678,646
Total mortgage-backed securities (cost $199,906,087)		$182,232,520

	Principal
U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.0%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$84,084	$94,650
5.00%, 5/20/49	205,170	231,193
4.50%, TBA, 6/1/50	2,000,000	2,150,000
4.50%, with due dates from 10/20/49 to 1/20/50	223,643	248,410
4.00%, TBA, 6/1/50	2,000,000	2,130,156
4.00%, with due dates from 8/20/49 to 1/20/50	517,265	564,907
3.50%, with due dates from 8/20/49 to 11/20/49	1,526,674	1,651,319
		7,070,635
U.S. Government Agency Mortgage Obligations (12.2%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	174,860	194,394
4.50%, 5/1/49	58,989	64,783
Uniform Mortgage-Backed Securities
5.00%, TBA, 6/1/50	1,000,000	1,092,344
4.00%, TBA, 7/1/50	15,000,000	15,963,867
4.00%, TBA, 6/1/50	4,000,000	4,257,500
3.00%, TBA, 7/1/50	3,000,000	3,148,945
3.00%, TBA, 6/1/50	5,000,000	5,260,156
2.50%, TBA, 6/1/50	1,000,000	1,037,500
		31,019,489
Total U.S. government and agency mortgage obligations (cost $38,038,232)		$38,090,124

Mortgage Opportunities Fund 27

	Principal
ASSET-BACKED SECURITIES (4.3%)*	amount	Value
Finance of America HECM Buyout 144A FRB Ser. 20-HB1, Class M4, 4.048%, 2/25/30 W	$1,782,000	$1,523,788
Finance of America Structured Securities Trust 144A Ser. 19-HB1, Class M5, 6.00%, 4/25/29 W	1,115,000	789,866
Mello Warehouse Securitization Trust 144A FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%), 0.968%, 6/25/52	707,000	705,233
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 20-2, Class A1, (1 Month US LIBOR + 1.75%),
1.17%, 5/30/22	650,000	650,000
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR + 1.15%), 2.135%, 10/22/20	1,437,000	1,431,611
Nationstar HECM Loan Trust 144A Ser. 18-2A, Class M5, 6.00%, 7/25/28 W	600,000	562,115
RMF Buyout Issuance Trust 144A Ser. 19-1, Class M5, 6.00%, 7/25/29 W	203,000	210,695
Station Place Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%), 0.998%, 3/26/21	824,000	824,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%), 0.918%, 10/24/20	1,350,000	1,350,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%), 0.868%, 9/24/20	1,361,000	1,361,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%), 0.868%, 6/24/20	907,000	907,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.818%, 8/25/52	561,333	561,333
Total asset-backed securities (cost $11,410,623)		$10,876,641

	Expiration
PURCHASED OPTIONS OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.00% TBA commitments (Call)	Jul-20/$101.67	$19,000,000	$19,000,000	$169,670
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Jul-20/103.40	38,000,000	38,000,000	219,032
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Jun-20/103.97	112,000,000	112,000,000	99,680
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Call)	Jun-20/104.19	91,000,000	91,000,000	34,671
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Call)	Jun-20/105.41	297,000,000	297,000,000	3,564
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Call)	Jun-20/105.59	28,000,000	28,000,000	2,128
Total purchased options outstanding (cost $1,984,375)				$528,745

	Principal amount/
SHORT-TERM INVESTMENTS (38.5%)*		shares	Value
Putnam Short Term Investment Fund 0.71% L	Shares	47,503,886	$47,503,886
U.S. Treasury Bills 1.544%, 6/4/20 ∆		$1,665,000	1,664,987
U.S. Treasury Bills 1.530%, 7/16/20 ∆		300,000	299,950
U.S. Treasury Bills 1.202%, 6/11/20 ∆		7,538,000	7,537,771
U.S. Treasury Bills 0.310%, 7/23/20 ∆ §		6,268,000	6,266,800
U.S. Treasury Bills 0.201%, 7/9/20 ∆		5,260,000	5,259,264
U.S. Treasury Bills 0.164%, 6/25/20 ∆		3,175,000	3,174,751
U.S. Treasury Bills 0.132%, 9/17/20 ∆		202,000	201,902
U.S. Treasury Bills 0.011%, 8/6/20 # ∆ §		4,281,000	4,279,862
U.S. Treasury Bills 0.005%, 9/10/20 ∆ §		3,761,000	3,759,285
U.S. Treasury Bills zero%, 8/20/20 ∆ §		4,844,000	4,842,412
U.S. Treasury Bills zero%, 8/13/20 # ∆ §		3,348,000	3,347,092
U.S. Treasury Cash Management Bills 0.128%, 9/8/20		95,000	94,957
U.S. Treasury Cash Management Bills 0.126%, 8/25/20 ∆ §		2,881,000	2,879,912
U.S. Treasury Cash Management Bills 0.104%, 8/11/20 ∆ §		6,974,000	6,972,074
Total short-term investments (cost $98,085,940)			$98,084,905

TOTAL INVESTMENTS
Total investments (cost $349,425,257)			$329,812,935

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
TBA	To Be Announced Commitments

28 Mortgage Opportunities Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2019 through May 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $254,656,431.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,582,525 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $41,220,546 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $5,183,658 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $215,013,274 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 5/31/20
	Number of	Notional		Expiration	Unrealized
	contracts	amount	Value	date	depreciation
U.S. Treasury Note 2 yr (Short)	2,146	$473,897,317	$473,930,688	Sep-20	$(101,221)
Unrealized appreciation					—
Unrealized (depreciation)					(101,221)
Total					$(101,221)

WRITTEN OPTIONS OUTSTANDING at 5/31/20 (premiums $1,984,375)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 2.00% TBA commitments (Put)	Jul-20/$101.67	$19,000,000	$19,000,000	$141,474
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jun-20/104.19	91,000,000	91,000,000	418,600
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jun-20/103.97	112,000,000	112,000,000	327,264
Uniform Mortgage-Backed Securities 30 yr 2.50% TBA commitments (Put)	Jul-20/103.40	38,000,000	38,000,000	167,086
Uniform Mortgage-Backed Securities 30 yr 3.00% TBA commitments (Put)	Jun-20/105.41	297,000,000	297,000,000	560,439
Uniform Mortgage-Backed Securities 30 yr 3.50% TBA commitments (Put)	Jun-20/105.59	28,000,000	28,000,000	19,628
Total				$1,634,491

TBA SALE COMMITMENTS OUTSTANDING at 5/31/20 (proceeds receivable $12,712,383)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 3.50%, 6/1/50	$1,000,000	6/22/20	$1,059,844
Uniform Mortgage-Backed Securities, 4.50%, 6/1/50	1,000,000	6/11/20	1,080,156
Uniform Mortgage-Backed Securities, 4.00%, 6/1/50	4,000,000	6/11/20	4,257,499
Uniform Mortgage-Backed Securities, 3.50%, 6/1/50	3,000,000	6/11/20	3,165,469
Uniform Mortgage-Backed Securities, 3.00%, 6/1/50	3,000,000	6/11/20	3,156,094
Total			$12,719,062

Mortgage Opportunities Fund 29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 5/31/20
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,440,000	$7,762 E	$2,901	6/17/22	0.40% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(4,861)
303,113,000	4,416,053 E	2,720,889	6/17/25	0.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,695,167)
24,625,000	231,844 E	(185,393)	6/17/50	3 month USD-LIBOR-BBA — Quarterly	0.90% — Semiannually	(417,238)
81,341,000	1,642,031 E	(1,133,933)	6/17/30	3 month USD-LIBOR-BBA — Quarterly	0.85% — Semiannually	508,098
7,608,000	183,406	130,749	4/22/30	0.895% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(50,755)
18,870,000	145,639	188,450	4/22/30	0.7275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	50,953
14,258,000	45,554	(189)	4/20/30	0.6814% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(37,924)
8,168,300	34,266	(108)	4/22/30	3 month USD-LIBOR-BBA — Quarterly	0.6915% — Semiannually	30,315
5,874,000	11,090	(78)	4/24/30	3 month USD-LIBOR-BBA — Quarterly	0.66726% — Semiannually	8,715
5,874,000	9,216	(78)	4/24/30	3 month USD-LIBOR-BBA — Quarterly	0.664% — Semiannually	6,821
9,988,500	29,356	(132)	4/24/30	0.678% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(25,692)
9,988,500	27,588	(132)	4/24/30	0.67619% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(23,906)
4,860,000	191,790	(166)	4/28/50	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	192,166
3,946,000	166,103	(135)	5/1/50	0.782% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	165,730
15,503,000	34,355	(206)	5/4/30	0.6205% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	33,640
8,194,000	34,669	(109)	5/11/30	3 month USD-LIBOR-BBA — Quarterly	0.685% — Semiannually	35,539
5,010,000	10,626	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.399% — Semiannually	10,388
5,010,000	11,122	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.401% — Semiannually	10,890
5,010,000	11,738	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.4035% — Semiannually	11,513
5,010,000	11,273	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.4016% — Semiannually	11,042
5,010,000	10,827	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.3998% — Semiannually	10,591
5,010,000	9,975	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.39637% — Semiannually	9,729
5,010,000	9,729	(41)	5/11/25	3 month USD-LIBOR-BBA — Quarterly	0.39537% — Semiannually	9,481
4,492,000	76,333	(153)	5/12/50	0.872% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	75,197
6,684,000	33,360	(89)	5/12/30	0.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	32,800
8,328,000	207,967	(284)	5/12/50	0.84292% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	205,989
12,387,000	38,449	(164)	5/14/30	0.6732% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(39,925)
55,989,000	34,377	(453)	5/14/25	3 month USD-LIBOR-BBA — Quarterly	0.34312% — Semiannually	(37,628)
8,625,000	22,235	(114)	5/15/30	0.615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	21,362
8,625,000	18,414	(114)	5/15/30	0.6195% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	17,523
99,562,000	19,813	(375)	5/18/22	3 month USD-LIBOR-BBA — Quarterly	0.2595% — Semiannually	13,836
6,537,500	48,842	(87)	5/21/30	3 month USD-LIBOR-BBA — Quarterly	0.71729% — Semiannually	49,310
6,537,500	49,044	(87)	5/21/30	3 month USD-LIBOR-BBA — Quarterly	0.7176% — Semiannually	49,513
104,057,000	33,610	(392)	5/21/22	0.26407% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(29,740)
9,191,000	7,592	(122)	5/26/30	3 month USD-LIBOR-BBA — Quarterly	0.6505% — Semiannually	7,750
35,896,600	4,774	(135)	5/27/22	0.2541% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,082)
6,400,000	23,251	(85)	6/1/30	0.6795% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(23,336)
9,673,000	25,730	(128)	6/2/30	0.667% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(25,858)
10,357,000	21,853	(137)	6/2/30	0.6615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(21,991)
Total		$1,719,124				$(859,212)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$66,484	$64,494	$—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	$1,126
					Mae pools — Monthly
22,440	22,224	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(105)
					Mae pools — Monthly
28,204	27,934	—	1/12/41	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(133)
					Mae pools — Monthly

30 Mortgage Opportunities Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/20 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$138,003	$133,873	—	1/12/41	3.50% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	$(2,337)
					Mae pools — Monthly
50,644	50,158	—	1/12/41	4.00% ( 1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	238
					Mae pools — Monthly
11,075	10,928	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	5
					Mae pools — Monthly
10,791	10,653	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	30
					Mae pools — Monthly
Goldman Sachs International
4,475	4,340	—	1/12/44	(3.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.00% 30 year Fannie	79
					Mae pools — Monthly
71,519	69,379	—	1/12/43	(3.50%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 3.50% 30 year Fannie	1,211
					Mae pools — Monthly
11,775	11,625	—	1/12/45	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	33
					Mae pools — Monthly
JPMorgan Securities LLC
7,526	7,426	—	1/12/44	4.00% (1 month USD-LIBOR) — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	3
					Mae pools — Monthly
18,601	18,354	—	1/12/44	(4.00%) 1 month USD-LIBOR — Monthly	Synthetic TRS Index 4.00% 30 year Fannie	(8)
					Mae pools — Monthly
Upfront premium received		—		Unrealized appreciation		2,725
Upfront premium (paid)		—		Unrealized (depreciation)		(2,583)
Total		$—		Total		$142

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Barclays Bank PLC
CMBX NA BBB–.7 Index	BBB–/P	$34	$6,000	$1,589	1/17/47	300 bp — Monthly	$(1,552)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A/P	4,599	26,000	4,264	5/11/63	200 bp — Monthly	345
CMBX NA A.6 Index	A/P	42,713	255,000	41,820	5/11/63	200 bp — Monthly	992
CMBX NA A.6 Index	A/P	46,776	303,000	49,692	5/11/63	200 bp — Monthly	(2,799)
CMBX NA A.6 Index	A/P	59,663	430,000	70,520	5/11/63	200 bp — Monthly	(10,690)
CMBX NA A.6 Index	A/P	68,668	454,000	74,456	5/11/63	200 bp — Monthly	(5,612)
CMBX NA A.6 Index	A/P	211,636	1,273,000	208,772	5/11/63	200 bp — Monthly	3,359
CMBX NA BB.11 Index	BB–/P	365,555	647,000	297,685	11/18/54	500 bp — Monthly	68,499
CMBX NA BB.6 Index	BB–/P	71,327	439,000	222,485	5/11/63	500 bp — Monthly	(150,731)
CMBX NA BB.6 Index	BB–/P	285,037	1,987,000	1,007,012	5/11/63	500 bp — Monthly	(720,042)
CMBX NA BB.7 Index	BB–/P	60,373	1,183,000	550,332	1/17/47	500 bp — Monthly	(488,809)
CMBX NA BBB–.6 Index	BB+/P	34,695	434,000	145,173	5/11/63	300 bp — Monthly	(110,225)
CMBX NA BBB–.6 Index	BB+/P	170,059	2,498,000	835,581	5/11/63	300 bp — Monthly	(664,064)
CMBX NA BBB–.6 Index	BB+/P	192,782	2,930,000	980,085	5/11/63	300 bp — Monthly	(785,594)
CMBX NA BBB–.6 Index	BB+/P	298,850	4,532,000	1,515,954	5/11/63	300 bp — Monthly	(1,214,460)
CMBX NA BBB–.6 Index	BB+/P	2,071,603	32,532,000	10,881,954	5/11/63	300 bp — Monthly	(8,769,615)
Credit Suisse International
CMBX NA A.7 Index	A/P	110	3,000	358	1/17/47	200 bp — Monthly	(246)
CMBX NA BB.7 Index	BB–/P	44,810	335,000	155,842	1/17/47	500 bp — Monthly	(110,706)
CMBX NA BBB–.6 Index	BB+/P	1,768	16,000	5,352	5/11/63	300 bp — Monthly	(3,575)
CMBX NA BBB–.6 Index	BB+/P	4,088	37,000	12,377	5/11/63	300 bp — Monthly	(8,267)
CMBX NA BBB–.6 Index	BB+/P	125,816	1,339,000	447,896	5/11/63	300 bp — Monthly	(321,299)
CMBX NA BBB–.7 Index	BBB–/P	1,379	21,000	5,561	1/17/47	300 bp — Monthly	(4,169)

Mortgage Opportunities Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Goldman Sachs International
CMBX NA BB.6 Index	BB–/P	$33,375	$240,000	$121,632	5/11/63	500 bp — Monthly	$(88,024)
CMBX NA BB.6 Index	BB–/P	34,230	241,000	122,139	5/11/63	500 bp — Monthly	(87,675)
CMBX NA BB.6 Index	BB–/P	39,497	330,000	167,244	5/11/63	500 bp — Monthly	(127,426)
CMBX NA BB.6 Index	BB–/P	57,845	368,000	186,502	5/11/63	500 bp — Monthly	(128,300)
CMBX NA BB.6 Index	BB–/P	59,139	506,000	256,441	5/11/63	500 bp — Monthly	(196,810)
CMBX NA BB.6 Index	BB–/P	116,897	1,011,000	512,375	5/11/63	500 bp — Monthly	(394,495)
CMBX NA BBB–.6 Index	BB+/P	68	1,000	335	5/11/63	300 bp — Monthly	(266)
CMBX NA BBB–.6 Index	BB+/P	833	6,000	2,007	5/11/63	300 bp — Monthly	(1,170)
CMBX NA BBB–.6 Index	BB+/P	520	6,000	2,007	5/11/63	300 bp — Monthly	(1,484)
CMBX NA BBB–.6 Index	BB+/P	780	7,000	2,342	5/11/63	300 bp — Monthly	(1,557)
CMBX NA BBB–.6 Index	BB+/P	758	7,000	2,342	5/11/63	300 bp — Monthly	(1,580)
CMBX NA BBB–.6 Index	BB+/P	580	7,000	2,342	5/11/63	300 bp — Monthly	(1,757)
CMBX NA BBB–.6 Index	BB+/P	1,959	13,000	4,349	5/11/63	300 bp — Monthly	(2,382)
CMBX NA BBB–.6 Index	BB+/P	2,196	19,000	6,356	5/11/63	300 bp — Monthly	(4,149)
CMBX NA BBB–.6 Index	BB+/P	4,985	35,000	11,708	5/11/63	300 bp — Monthly	(6,702)
CMBX NA BBB–.6 Index	BB+/P	2,932	39,000	13,046	5/11/63	300 bp — Monthly	(10,091)
CMBX NA BBB–.6 Index	BB+/P	4,589	41,000	13,715	5/11/63	300 bp — Monthly	(9,102)
CMBX NA BBB–.6 Index	BB+/P	6,102	52,000	17,394	5/11/63	300 bp — Monthly	(11,262)
CMBX NA BBB–.6 Index	BB+/P	6,807	61,000	20,405	5/11/63	300 bp — Monthly	(13,562)
CMBX NA BBB–.6 Index	BB+/P	6,807	61,000	20,405	5/11/63	300 bp — Monthly	(13,562)
CMBX NA BBB–.6 Index	BB+/P	18,576	121,000	40,475	5/11/63	300 bp — Monthly	(21,828)
CMBX NA BBB–.6 Index	BB+/P	19,769	166,000	55,527	5/11/63	300 bp — Monthly	(35,661)
CMBX NA BBB–.6 Index	BB+/P	28,389	179,000	59,876	5/11/63	300 bp — Monthly	(31,382)
CMBX NA BBB–.6 Index	BB+/P	22,767	192,000	64,224	5/11/63	300 bp — Monthly	(41,345)
CMBX NA BBB–.6 Index	BB+/P	22,689	192,000	64,224	5/11/63	300 bp — Monthly	(41,423)
CMBX NA BBB–.6 Index	BB+/P	31,086	196,000	65,562	5/11/63	300 bp — Monthly	(34,362)
CMBX NA BBB–.6 Index	BB+/P	23,894	270,000	90,315	5/11/63	300 bp — Monthly	(66,263)
CMBX NA BBB–.6 Index	BB+/P	42,824	274,000	91,653	5/11/63	300 bp — Monthly	(48,669)
CMBX NA BBB–.6 Index	BB+/P	20,957	286,000	95,667	5/11/63	300 bp — Monthly	(74,544)
CMBX NA BBB–.6 Index	BB+/P	21,083	286,000	95,667	5/11/63	300 bp — Monthly	(74,417)
CMBX NA BBB–.6 Index	BB+/P	22,360	295,000	98,678	5/11/63	300 bp — Monthly	(76,146)
CMBX NA BBB–.6 Index	BB+/P	37,025	300,000	100,350	5/11/63	300 bp — Monthly	(63,150)
CMBX NA BBB–.6 Index	BB+/P	34,253	310,000	103,695	5/11/63	300 bp — Monthly	(69,262)
CMBX NA BBB–.6 Index	BB+/P	36,669	328,000	109,716	5/11/63	300 bp — Monthly	(72,856)
CMBX NA BBB–.6 Index	BB+/P	29,179	364,000	121,758	5/11/63	300 bp — Monthly	(92,367)
CMBX NA BBB–.6 Index	BB+/P	36,144	430,000	143,835	5/11/63	300 bp — Monthly	(107,440)
CMBX NA BBB–.6 Index	BB+/P	37,588	592,000	198,024	5/11/63	300 bp — Monthly	(160,091)
CMBX NA BBB–.6 Index	BB+/P	42,878	837,000	279,977	5/11/63	300 bp — Monthly	(236,610)
CMBX NA BBB–.6 Index	BB+/P	65,070	857,000	286,667	5/11/63	300 bp — Monthly	(221,096)
CMBX NA BBB–.7 Index	BBB–/P	370	5,000	1,324	1/17/47	300 bp — Monthly	(952)
CMBX NA BBB–.7 Index	BBB–/P	3,816	37,000	9,798	1/17/47	300 bp — Monthly	(5,960)
CMBX NA BBB–.7 Index	BBB–/P	4,227	52,000	13,770	1/17/47	300 bp — Monthly	(9,512)
CMBX NA BBB–.7 Index	BBB–/P	4,856	57,000	15,094	1/17/47	300 bp — Monthly	(10,205)
CMBX NA BBB–.7 Index	BBB–/P	7,472	86,000	22,773	1/17/47	300 bp — Monthly	(15,251)
CMBX NA BBB–.7 Index	BBB–/P	23,196	206,000	54,549	1/17/47	300 bp — Monthly	(31,233)
JPMorgan Securities LLC
CMBX NA A.6 Index	A/P	24,080	172,000	28,208	5/11/63	200 bp — Monthly	(4,061)
CMBX NA BB.10 Index	BB–/P	23,189	289,000	146,870	5/11/63	500 bp — Monthly	(123,400)
CMBX NA BB.6 Index	BB–/P	2,327,406	4,521,000	2,291,243	5/11/63	500 bp — Monthly	40,559
CMBX NA BBB–.6 Index	BB+/P	13,422,699	41,985,000	14,043,983	5/11/63	300 bp — Monthly	(596,788)
CMBX NA BBB–.7 Index	BBB–/P	720,018	3,067,000	812,142	1/17/47	300 bp — Monthly	(90,335)

32 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 5/31/20 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.6 Index	BB–/P	$98,400	$880,000	$445,984	5/11/63	500 bp — Monthly	$(346,728)
CMBX NA BB.7 Index	BB–/P	16,216	134,000	62,337	1/17/47	500 bp — Monthly	(45,990)
CMBX NA BB.7 Index	BB–/P	27,163	287,000	133,512	1/17/47	500 bp — Monthly	(106,070)
CMBX NA BBB–.6 Index	BB+/P	17,670	246,000	82,287	5/11/63	300 bp — Monthly	(64,474)
CMBX NA BBB–.6 Index	BB+/P	23,074	313,000	104,699	5/11/63	300 bp — Monthly	(81,442)
CMBX NA BBB–.6 Index	BB+/P	29,676	328,000	109,716	5/11/63	300 bp — Monthly	(79,849)
CMBX NA BBB–.6 Index	BB+/P	43,062	489,000	163,571	5/11/63	300 bp — Monthly	(120,223)
CMBX NA BBB–.6 Index	BB+/P	42,790	561,000	187,655	5/11/63	300 bp — Monthly	(144,537)
CMBX NA BBB–.6 Index	BB+/P	114,301	1,567,000	524,162	5/11/63	300 bp — Monthly	(408,946)
CMBX NA BBB–.6 Index	BB+/P	95,460	1,742,000	582,699	5/11/63	300 bp — Monthly	(486,223)
CMBX NA BBB–.6 Index	BB+/P	152,021	2,365,000	791,093	5/11/63	300 bp — Monthly	(637,692)
CMBX NA BBB–.6 Index	BB+/P	392,433	4,395,000	1,470,128	5/11/63	300 bp — Monthly	(1,075,131)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	A/P	45,000	288,000	47,232	5/11/63	200 bp — Monthly	(2,120)
CMBX NA BB.6 Index	BB–/P	20,244	112,000	56,762	5/11/63	500 bp — Monthly	(36,409)
CMBX NA BB.6 Index	BB–/P	37,077	305,000	154,574	5/11/63	500 bp — Monthly	(117,201)
CMBX NA BB.6 Index	BB–/P	100,413	418,000	211,842	5/11/63	500 bp — Monthly	(111,023)
CMBX NA BBB–.6 Index	BB+/P	41,903	571,000	191,000	5/11/63	300 bp — Monthly	(148,763)
CMBX NA BBB–.6 Index	BB+/P	59,391	711,000	237,830	5/11/63	300 bp — Monthly	(178,024)
CMBX NA BBB–.6 Index	BB+/P	316,365	917,000	306,737	5/11/63	300 bp — Monthly	10,163
CMBX NA BBB–.6 Index	BB+/P	69,002	1,051,000	351,560	5/11/63	300 bp — Monthly	(281,944)
CMBX NA BBB–.6 Index	BB+/P	69,717	1,056,000	353,232	5/11/63	300 bp — Monthly	(282,899)
CMBX NA BBB–.6 Index	BB+/P	87,617	1,093,000	365,609	5/11/63	300 bp — Monthly	(277,354)
CMBX NA BBB–.6 Index	BB+/P	110,571	1,476,000	493,722	5/11/63	300 bp — Monthly	(382,290)
CMBX NA BBB–.6 Index	BB+/P	2,085,939	31,486,000	10,532,067	5/11/63	300 bp — Monthly	(8,426,993)
CMBX NA BBB–.7 Index	BBB–/P	2,965	30,000	7,944	1/17/47	300 bp — Monthly	(4,962)
Upfront premium received		25,796,239	Unrealized appreciation				123,917
Upfront premium (paid)		—	Unrealized (depreciation)				(30,777,707)
Total	$25,796,239		Total				$(30,653,790)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at May 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20
	Upfront
	premium			Termi-		Unrealized
Swap counterparty/	received	Notional		nation	Payments	appreciation/
Referenced debt *	(paid)**	amount	Value	date	(paid) by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(22)	$3,000	$358	1/17/47	(200 bp) — Monthly	$334
CMBX NA BB.10 Index	(13,985)	134,000	68,099	11/17/59	(500 bp) — Monthly	53,984
CMBX NA BB.10 Index	(12,061)	110,000	55,902	11/17/59	(500 bp) — Monthly	43,734
CMBX NA BB.11 Index	(53,073)	735,000	338,174	11/18/54	(500 bp) — Monthly	284,386
CMBX NA BB.11 Index	(78,125)	603,000	277,440	11/18/54	(500 bp) — Monthly	198,729
CMBX NA BB.11 Index	(26,404)	509,000	234,191	11/18/54	(500 bp) — Monthly	207,292
CMBX NA BB.11 Index	(25,963)	509,000	234,191	11/18/54	(500 bp) — Monthly	207,733
CMBX NA BB.11 Index	(17,530)	255,000	117,326	11/18/54	(500 bp) — Monthly	99,548
CMBX NA BB.11 Index	(13,102)	139,000	63,954	11/18/54	(500 bp) — Monthly	50,716
CMBX NA BB.12 Index	(36,732)	428,000	191,830	8/17/61	(500 bp) — Monthly	154,682
CMBX NA BB.8 Index	(38,367)	309,000	181,414	10/17/57	(500 bp) — Monthly	142,747
CMBX NA BB.9 Index	(42,325)	656,000	329,246	9/17/58	(500 bp) — Monthly	286,284
CMBX NA BB.9 Index	(19,793)	546,000	274,037	9/17/58	(500 bp) — Monthly	253,713

Mortgage Opportunities Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20 cont.
	Upfront
	premium			Termi-		Unrealized
Swap counterparty/	received	Notional		nation	Payments	appreciation/
Referenced debt *	(paid)**	amount	Value	date	(paid) by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(9,420)	$240,000	$120,456	9/17/58	(500 bp) — Monthly	$110,802
CMBX NA BB.9 Index	(8,710)	135,000	67,757	9/17/58	(500 bp) — Monthly	58,915
CMBX NA BBB–.10 Index	(262,173)	880,000	244,200	11/17/59	(300 bp) — Monthly	(18,486)
CMBX NA BBB–.11 Index	(149,473)	467,000	131,974	11/18/54	(300 bp) — Monthly	(17,771)
CMBX NA BBB–.11 Index	(138,431)	422,000	119,257	11/18/54	(300 bp) — Monthly	(19,420)
CMBX NA BBB–.11 Index	(132,381)	413,000	116,714	11/18/54	(300 bp) — Monthly	(15,908)
CMBX NA BBB–.11 Index	(95,818)	293,000	82,802	11/18/54	(300 bp) — Monthly	(13,187)
CMBX NA BBB–.11 Index	(68,943)	211,000	59,629	11/18/54	(300 bp) — Monthly	(9,438)
CMBX NA BBB–.12 Index	(435,728)	1,238,000	327,699	8/17/61	(300 bp) — Monthly	(108,752)
CMBX NA BBB–.12 Index	(396,965)	1,188,000	314,464	8/17/61	(300 bp) — Monthly	(83,195)
CMBX NA BBB–.12 Index	(212,151)	621,000	164,379	8/17/61	(300 bp) — Monthly	(48,134)
CMBX NA BBB–.12 Index	(158,850)	457,000	120,968	8/17/61	(300 bp) — Monthly	(38,149)
CMBX NA BBB–.12 Index	(137,949)	413,000	109,321	8/17/61	(300 bp) — Monthly	(28,869)
CMBX NA BBB–.7 Index	(989)	196,000	51,901	1/17/47	(300 bp) — Monthly	50,798
Credit Suisse International
CMBX NA BB.10 Index	(50,421)	424,000	215,477	11/17/59	(500 bp) — Monthly	164,644
CMBX NA BB.10 Index	(27,719)	223,000	113,329	11/17/59	(500 bp) — Monthly	85,393
CMBX NA BB.9 Index	(22,355)	223,000	111,924	9/17/58	(500 bp) — Monthly	89,352
Goldman Sachs International
CMBX NA BB.12 Index	(103,987)	284,000	127,289	8/17/61	(500 bp) — Monthly	23,025
CMBX NA BB.7 Index	(43,198)	227,000	105,600	1/17/47	(500 bp) — Monthly	62,182
CMBX NA BB.8 Index	(11,330)	100,000	58,710	10/17/57	(500 bp) — Monthly	47,283
CMBX NA BB.9 Index	(16,195)	417,000	209,292	9/17/58	(500 bp) — Monthly	192,692
CMBX NA BB.9 Index	(62,086)	390,000	195,741	9/17/58	(500 bp) — Monthly	133,276
CMBX NA BB.9 Index	(26,089)	250,000	125,475	9/17/58	(500 bp) — Monthly	99,143
CMBX NA BB.9 Index	(31,123)	197,000	98,874	9/17/58	(500 bp) — Monthly	67,559
CMBX NA BB.9 Index	(30,349)	190,000	95,361	9/17/58	(500 bp) — Monthly	64,828
CMBX NA BB.9 Index	(6,035)	56,000	28,106	9/17/58	(500 bp) — Monthly	22,017
CMBX NA BB.9 Index	(6,188)	52,000	26,099	9/17/58	(500 bp) — Monthly	19,860
CMBX NA BB.9 Index	(6,258)	52,000	26,099	9/17/58	(500 bp) — Monthly	19,790
CMBX NA BBB–.12 Index	(113,136)	335,000	88,675	8/17/61	(300 bp) — Monthly	(24,657)
CMBX NA BBB–.6 Index	(32,934)	601,000	201,035	5/11/63	(300 bp) — Monthly	167,750
JPMorgan Securities LLC
CMBX NA BB.11 Index	(2,338,620)	4,288,000	1,972,909	11/18/54	(500 bp) — Monthly	(369,876)
CMBX NA BB.12 Index	(320,742)	584,000	261,749	8/17/61	(500 bp) — Monthly	(59,561)
CMBX NA BB.17 Index	(1,282,407)	2,619,000	1,218,359	1/17/47	(500 bp) — Monthly	(66,595)
CMBX NA BB.9 Index	(864,857)	1,750,000	878,325	9/17/58	(500 bp) — Monthly	11,767
CMBX NA BBB–.10 Index	(85,802)	288,000	79,920	11/17/59	(300 bp) — Monthly	(6,050)
CMBX NA BBB–.10 Index	(48,454)	172,000	47,730	11/17/59	(300 bp) — Monthly	(824)
CMBX NA BBB–.11 Index	(123,521)	393,000	111,062	11/18/54	(300 bp) — Monthly	(12,688)
CMBX NA BBB–.11 Index	(126,697)	393,000	111,062	11/18/54	(300 bp) — Monthly	(15,865)
CMBX NA BBB–.11 Index	(61,917)	197,000	55,672	11/18/54	(300 bp) — Monthly	(6,360)
CMBX NA BBB–.11 Index	(61,831)	197,000	55,672	11/18/54	(300 bp) — Monthly	(6,274)
CMBX NA BBB–.12 Index	(137,248)	393,000	104,027	8/17/61	(300 bp) — Monthly	(33,451)
CMBX NA BBB–.12 Index	(90,914)	274,000	72,528	8/17/61	(300 bp) — Monthly	(18,546)
Merrill Lynch International
CMBX NA BB.10 Index	(19,061)	335,000	170,247	11/17/59	(500 bp) — Monthly	150,860
CMBX NA BB.11 Index	(372,159)	753,000	346,455	11/18/54	(500 bp) — Monthly	(26,436)
CMBX NA BB.9 Index	(130,311)	3,345,000	1,678,856	9/17/58	(500 bp) — Monthly	1,545,292
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(14,053)	134,000	68,099	11/17/59	(500 bp) — Monthly	53,915
CMBX NA BB.11 Index	(58,139)	592,000	272,379	11/18/54	(500 bp) — Monthly	213,665
CMBX NA BB.11 Index	(11,420)	117,000	53,832	11/18/54	(500 bp) — Monthly	42,298

34 Mortgage Opportunities Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 5/31/20 cont.
	Upfront
	premium			Termi-		Unrealized
Swap counterparty/	received	Notional		nation	Payments	appreciation/
Referenced debt *	(paid)**	amount	Value	date	(paid) by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.11 Index	$(9,910)	$104,000	$47,850	11/18/54	(500 bp) — Monthly	$37,839
CMBX NA BB.12 Index	(55,505)	1,051,000	471,058	8/17/61	(500 bp) — Monthly	414,531
CMBX NA BB.12 Index	(29,136)	413,000	185,107	8/17/61	(500 bp) — Monthly	155,569
CMBX NA BB.12 Index	(28,670)	401,000	179,728	8/17/61	(500 bp) — Monthly	150,668
CMBX NA BB.12 Index	(20,225)	277,000	124,151	8/17/61	(500 bp) — Monthly	103,657
CMBX NA BB.12 Index	(104,400)	174,000	77,987	8/17/61	(500 bp) — Monthly	(26,582)
CMBX NA BB.12 Index	(8,086)	99,000	44,372	9/17/58	(500 bp) — Monthly	36,189
CMBX NA BB.7 Index	(93,373)	499,000	232,135	1/17/47	(500 bp) — Monthly	138,276
CMBX NA BB.7 Index	(34,709)	180,000	83,736	1/17/47	(500 bp) — Monthly	48,852
CMBX NA BB.9 Index	(37,254)	1,056,000	530,006	9/17/58	(500 bp) — Monthly	491,726
CMBX NA BB.9 Index	(71,437)	475,000	238,403	9/17/58	(500 bp) — Monthly	166,504
CMBX NA BB.9 Index	(62,827)	472,000	236,897	9/17/58	(500 bp) — Monthly	173,610
CMBX NA BB.9 Index	(63,845)	470,000	235,893	9/17/58	(500 bp) — Monthly	171,591
CMBX NA BB.9 Index	(27,862)	453,000	227,361	9/17/58	(500 bp) — Monthly	199,058
CMBX NA BB.9 Index	(27,541)	453,000	227,361	9/17/58	(500 bp) — Monthly	199,379
CMBX NA BB.9 Index	(61,252)	448,000	224,851	9/17/58	(500 bp) — Monthly	163,164
CMBX NA BB.9 Index	(33,433)	445,000	223,346	9/17/58	(500 bp) — Monthly	189,480
CMBX NA BB.9 Index	(62,380)	433,000	217,323	9/17/58	(500 bp) — Monthly	154,522
CMBX NA BB.9 Index	(63,975)	424,000	212,806	9/17/58	(500 bp) — Monthly	148,419
CMBX NA BB.9 Index	(24,129)	392,000	196,745	9/17/58	(500 bp) — Monthly	172,235
CMBX NA BB.9 Index	(56,493)	363,000	182,190	9/17/58	(500 bp) — Monthly	125,343
CMBX NA BB.9 Index	(18,846)	349,000	175,163	9/17/58	(500 bp) — Monthly	155,978
CMBX NA BB.9 Index	(16,455)	332,000	166,631	9/17/58	(500 bp) — Monthly	149,853
CMBX NA BB.9 Index	(32,543)	215,000	107,909	9/17/58	(500 bp) — Monthly	75,156
CMBX NA BB.9 Index	(32,543)	215,000	107,909	9/17/58	(500 bp) — Monthly	75,156
CMBX NA BB.9 Index	(18,287)	208,000	104,395	9/17/58	(500 bp) — Monthly	85,906
CMBX NA BB.9 Index	(15,052)	176,000	88,334	9/17/58	(500 bp) — Monthly	73,111
CMBX NA BB.9 Index	(6,646)	170,000	85,323	9/17/58	(500 bp) — Monthly	78,512
CMBX NA BB.9 Index	(10,790)	117,000	58,722	9/17/58	(500 bp) — Monthly	47,819
CMBX NA BB.9 Index	(12,489)	103,000	51,696	9/17/58	(500 bp) — Monthly	39,107
CMBX NA BB.9 Index	(6,305)	52,000	26,099	9/17/58	(500 bp) — Monthly	19,743
CMBX NA BBB–.11 Index	(144,032)	450,000	127,170	11/18/54	(300 bp) — Monthly	(17,124)
CMBX NA BBB–.11 Index	(144,032)	450,000	127,170	11/18/54	(300 bp) — Monthly	(17,124)
CMBX NA BBB–.11 Index	(128,875)	408,000	115,301	11/18/54	(300 bp) — Monthly	(13,812)
CMBX NA BBB–.11 Index	(124,383)	393,000	111,062	11/18/54	(300 bp) — Monthly	(13,550)
CMBX NA BBB–.11 Index	(61,484)	197,000	55,672	11/18/54	(300 bp) — Monthly	(5,926)
CMBX NA BBB–.12 Index	(186,712)	604,000	159,879	8/17/61	(300 bp) — Monthly	(27,186)
CMBX NA BBB–.12 Index	(65,470)	197,000	52,146	8/17/61	(300 bp) — Monthly	(13,439)
Upfront premium received	—	Unrealized appreciation				9,721,941
Upfront premium (paid)	(11,324,405)	Unrealized (depreciation)				(1,183,235)
Total	$(11,324,405)	Total				$8,538,706

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Mortgage Opportunities Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$10,876,641	$—
Mortgage-backed securities	—	182,232,520	—
Purchased options outstanding	—	528,745	—
U.S. government and agency mortgage obligations	—	38,090,124	—
Short-term investments	47,503,886	50,581,019	—
Totals by level	$47,503,886	$282,309,049	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(101,221)	$—	$—
Written options outstanding	—	(1,634,491)	—
TBA sale commitments	—	(12,719,062)	—
Interest rate swap contracts	—	(2,578,336)	—
Total return swap contracts	—	142	—
Credit default contracts	—	(36,586,918)	—
Totals by level	$(101,221)	$(53,518,665)	$—

The accompanying notes are an integral part of these financial statements.

36 Mortgage Opportunities Fund

Statement of assets and liabilities 5/31/20
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $301,921,371)	$282,309,049
Affiliated issuers (identified cost $47,503,886) (Notes 1 and 5)	47,503,886
Cash	1,132
Interest and other receivables	1,902,059
Receivable for shares of the fund sold	53,998
Receivable for investments sold	208,243
Receivable for sales of TBA securities (Note 1)	12,725,536
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,334,441
Unrealized appreciation on OTC swap contracts (Note 1)	9,848,583
Premium paid on OTC swap contracts (Note 1)	11,324,405
Prepaid assets	62,198
Total assets	367,273,530

LIABILITIES
Payable for investments purchased	3,162,892
Payable for purchases of TBA securities (Note 1)	35,132,696
Payable for shares of the fund repurchased	102,346
Payable for compensation of Manager (Note 2)	25,971
Payable for custodian fees (Note 2)	71,991
Payable for investor servicing fees (Note 2)	8,565
Payable for Trustee compensation and expenses (Note 2)	5,768
Payable for administrative services (Note 2)	1,249
Payable for distribution fees (Note 2)	1,579
Payable for variation margin on futures contracts (Note 1)	184,479
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,634,629
Unrealized depreciation on OTC swap contracts (Note 1)	31,963,525
Premium received on OTC swap contracts (Note 1)	25,796,239
Written options outstanding, at value (premiums $1,984,375) (Note 1)	1,634,491
TBA sale commitments, at value (proceeds receivable $12,712,383) (Note 1)	12,719,062
Other accrued expenses	171,617
Total liabilities	112,617,099

Net assets	$254,656,431

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$301,964,677
Total distributable earnings (Note 1)	(47,308,246)
Total — Representing net assets applicable to capital shares outstanding	$254,656,431

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($2,805,241 divided by 311,394 shares)	$9.01
Offering price per class A share (100/96.00 of $9.01)*	$9.39
Net asset value and offering price per class C share ($336,552 divided by 37,334 shares)**	$9.01
Net asset value and offering price per class I share ($196,765,119 divided by 21,816,662 shares)	$9.02
Net asset value, offering price and redemption price per class Y share ($54,749,519 divided by 6,070,858 shares)	$9.02

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 37

Statement of operations Year ended 5/31/20
INVESTMENT INCOME
Interest (including interest income of $1,204,553 from investments in affiliated issuers) (Note 5)	$11,964,697
Total investment income	11,964,697

EXPENSES
Compensation of Manager (Note 2)	1,648,606
Investor servicing fees (Note 2)	44,401
Custodian fees (Note 2)	70,416
Trustee compensation and expenses (Note 2)	13,427
Distribution fees (Note 2)	6,576
Administrative services (Note 2)	8,489
Auditing and tax fees	152,479
Other	144,247
Fees waived and reimbursed by Manager (Note 2)	(655,889)
Total expenses	1,432,752

Expense reduction (Note 2)	(5,132)
Net expenses	1,427,620

Net investment income	10,537,077

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	9,873,640
Futures contracts (Note 1)	(294,253)
Swap contracts (Note 1)	(18,177,415)
Written options (Note 1)	13,244,826
Total net realized gain	4,646,798
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(22,072,477)
Futures contracts	(101,221)
Swap contracts	(23,486,874)
Written options	451,768
Total change in net unrealized depreciation	(45,208,804)

Net loss on investments	(40,562,006)

Net decrease in net assets resulting from operations	$(30,024,929)

The accompanying notes are an integral part of these financial statements.

38 Mortgage Opportunities Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/20	Year ended 5/31/19
Operations
Net investment income	$10,537,077	$11,656,923
Net realized gain (loss) on investments	4,646,798	(219,561)
Change in net unrealized depreciation of investments	(45,208,804)	(4,704,078)
Net increase (decrease) in net assets resulting from operations	(30,024,929)	6,733,284
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(202,543)	—
Class C	(9,740)	—
Class I	(19,146,660)	(13,960,214)
Class Y	(1,900,746)	—
From return of capital
Class A	(3,995)	—
Class C	(192)	—
Class I	(377,635)	—
Class Y	(37,489)	—
Increase (decrease) from capital share transactions (Note 4)	84,286,907	(45,179,756)
Total increase (decrease) in net assets	32,582,978	(52,406,686)

NET ASSETS
Beginning of year	222,073,453	274,480,139
End of year	$254,656,431	$222,073,453

The accompanying notes are an integral part of these financial statements.

Mortgage Opportunities Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
			Net realized and	Total from							Ratio of expenses to average	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	From return	Total	Net asset value,	Total return at	Net assets, end of period	net assets excluding interest	income (loss) to average
Period ended	beginning of period	income (loss) [a]	on investments	operations	investment income	of capital	distributions	end of period	net asset value (%) [b]	(in thousands)	expense (%) [c,d]	net assets (%) [d]	Portfolio turnover (%) [e]
Class A
May 31, 2020 †	$10.51	.31	(1.11)	(.80)	(.69)	(.01)	(0.70)	$9.01	(8.32)*	$2,805	.71*	3.11*	1,311
Class C
May 31, 2020†	$10.51	.24	(1.11)	(.87)	(.62)	(.01)	(0.63)	$9.01	(8.91)*	$337	1.40 *	2.46*	1,311
Class I
May 31, 2020	$10.46	.36	(1.08)	(.72)	(.71)	(.01)	(0.72)	$9.02	(7.40)	$196,765.47		3.50	1,311
May 31, 2019	10.73	.47	(.14)	.33	(.60)	—	(0.60)	10.46	3.25	222,073.47		4.41	1,012
May 31, 2018	10.08	.42	.31	.73	(.08)	—	(0.08)	10.73	7.27	274,480.47		4.07	1,372
May 31, 2017	9.46	.46	.45	.91	(.29)	—	(0.29)	10.08	9.67	31,109.56		4.62	1,065
May 31, 2016	10.04	.24	(.49)	(.25)	(.33)	—	(0.33)	9.46	(2.60)	9,774.60		2.44	1,074
Class Y
May 31, 2020†	$10.51	.33	(1.11)	(.78)	(.70)	(.01)	(0.71)	$9.02	(8.10)*	$54,750	.48*	3.40 *	1,311

* Not annualized.

† For the period July 1, 2019 (commencement of operations) to May 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects involuntary contractual expense limitations in effect during the period. As a result of such limitations, the expenses of each class reflect a reduction of the following amount (Note 2):

			Percentage of average net assets
	5/31/20	5/31/19	5/31/18	5/31/17	5/31/16
Class A	0.20%	N/A	N/A	N/A	N/A
Class C	0.20	N/A	N/A	N/A	N/A
Class I	0.22	0.21%	0.32%	1.21%	2.33%
Class Y	0.20	N/A	N/A	N/A	N/A

e Portfolio turnover includes TBA roll transactions.

The accompanying notes are an integral part of these financial statements.

40 Mortgage Opportunities Fund	Mortgage Opportunities Fund 41

Notes to financial statements 5/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2019 through May 31, 2020.

Putnam Mortgage Opportunities Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is maximize total return consistent with what Putnam Management believes to be prudent risk. Total return is composed of capital appreciation and income. The fund invests mainly in mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”). Under normal circumstances, the fund invests at least 80% of its net assets in mortgages, mortgage-related fixed income securities and related derivatives (i.e., derivatives used to acquire exposure to, or whose underlying securities are, mortgages or mortgage-related securities). The fund generally uses the net unrealized gain or loss, or market value, of mortgage-related derivatives for purposes of this policy, but may use the notional value of a derivative if that is determined to be a more appropriate measure of the fund’s investment exposure. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management expects to invest in lower-rated, higher-yielding mortgage-backed securities, including non-agency residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized mortgage obligations (including interest only, principal only, and other prepayment derivatives), and agency mortgage-backed securities. Non-agency (i.e., privately issued) securities typically are lower-rated and higher yielding than securities issued or backed by agencies such as Ginnie Mae, Fannie Mae or Freddie Mac. While Putnam Management’s emphasis will be on mortgage-backed securities, Putnam Management may also invest to a lesser extent in other types of asset-backed securities. Putnam Management may consider, among other factors, credit, interest rate, prepayment and liquidity risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, including interest rate swaps, forward delivery contracts and total return swaps, options and swaptions on mortgage-backed securities and indices, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers class A, class C, class I and class Y shares. The fund began offering class A, class C and class Y shares on July 1, 2019. Effective June 1, 2020, the fund will begin offering class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, class I and class Y shares are not subject to a contingent deferred sales charge. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class I and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A and class C shares, but do not bear a distribution fee, and in the case of class I shares, has a lower investor servicing fee. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through an intermediary. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

42 Mortgage Opportunities Fund

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Mortgage Opportunities Fund 43

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counter-party and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

44 Mortgage Opportunities Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $37,692,522 on open derivative contracts subject to the Master Agreements.

Collateral posted by the fund at period end for these agreements totaled $41,220,546 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $23,349,416 to its fiscal year ending May 31, 2021 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2020 and May 31, 2020, and (ii) specified ordinary and currency losses recognized between November 1, 2019 and May 31, 2020), to the extent allowed by the code, these will be available for use on June 1, 2020.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,206,215	$—	$1,206,215

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,971,839 to decrease distributions in excess of net investment income and $3,971,839 to decrease accumulated net realized gain.

Mortgage Opportunities Fund 45

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$42,673,295
Unrealized depreciation	(65,425,909)
Net unrealized depreciation	(22,752,614)
Capital loss carryforward	(1,206,215)
Late year ordinary loss deferral	(23,349,416)
Cost for federal income tax purposes	$298,945,663

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates.

0.550%	of the first $500 million of average net assets,
0.500%	of the next $500 million of average net assets
0.450%	of any excess thereafter

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.550% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through September 30, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.46% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $655,889 as a result of this limit.

Putnam Management has also contractually agreed, through September 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,203	Class Y	15,980
Class C	120	Total	$44,401
Class I	27,098

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,132 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $222, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

46 Mortgage Opportunities Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,656
Class C	1.00%	1.00%	1,920
Total			$6,576

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $550 from the sale of class A shares, and received no monies in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,580,777,299	$3,509,483,309
U.S. government securities (Long-term)	—	—
Total	$3,580,777,299	$3,509,483,309

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD 7/1/19 (COMMENCEMENT OF OPERATIONS) TO 5/31/20
Class A	Shares	Amount
Shares sold	659,834	$6,927,603
Shares issued in connection with reinvestment of distributions	19,970	204,401
	679,804	7,132,004
Shares repurchased	(368,410)	(3,639,701)
Net increase	311,394	$3,492,303

	FOR THE PERIOD 7/1/19 (COMMENCEMENT OF OPERATIONS) TO 5/31/20
Class C	Shares	Amount
Shares sold	59,026	$612,586
Shares issued in connection with reinvestment of distributions	998	9,932
	60,024	622,518
Shares repurchased	(22,690)	(206,253)
Net increase	37,334	$416,265

Mortgage Opportunities Fund 47

	YEAR ENDED 5/31/19
Class I	Shares	Amount
Shares sold	9,408,118	$98,345,434
Shares issued in connection with reinvestment of distributions	967,551	9,752,912
	10,375,669	108,098,346
Shares repurchased	(4,985,669)	(53,278,102)
Redemptions in kind	(9,756,098)	(100,000,000)
Net increase (decrease)	(4,366,098)	$(45,179,756)

	FOR THE PERIOD 7/1/19 (COMMENCEMENT OF OPERATIONS) TO 5/31/20
Class Y	Shares	Amount
Shares sold	10,147,130	$105,703,074
Shares issued in connection with reinvestment of distributions	185,909	1,861,402
	10,333,039	107,564,476
Shares repurchased	(4,262,181)	(40,729,443)
Net increase	6,070,858	$66,835,033

At the close of the reporting period, four shareholders of record owned 5.8%, 17.1%, 18.1% and 33.9%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/19	cost	proceeds	income	of 5/31/20
Short-term investments
Putnam Short Term Investment Fund*	$44,234,078	$108,529,822	$105,260,014	$1,204,553	$47,503,886
Total Short-term investments	$44,234,078	$108,529,822	$105,260,014	$1,204,553	$47,503,886

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

48 Mortgage Opportunities Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$304,000,000
Purchased swap option contracts (contract amount)	$184,800,000
Written TBA commitment option contracts (contract amount)	$315,800,000
Written swap option contracts (contract amount)	$68,700,000
Futures contracts (number of contracts)	500
Centrally cleared interest rate swap contracts (notional)	$1,081,100,000
OTC total return swap contracts (notional)	$570,000
OTC credit default contracts (notional)	$185,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not accounted for as
hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$19,863,111	Payables	$56,450,029
Investments, Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,195,933*	Unrealized depreciation	6,981,094*
Total		$23,059,044		$63,431,123

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(6,015,176)	$(6,015,176)
Interest rate contracts	23,557,528	(294,253)	(12,162,239)	$11,101,036
Total	$23,557,528	$(294,253)	$(18,177,415)	$5,085,860

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(24,059,312)	$(24,059,312)
Interest rate contracts	(1,515,891)	(101,221)	572,438	$(1,044,674)
Total	$(1,515,891)	$(101,221)	$(23,486,874)	$(25,103,986)

Mortgage Opportunities Fund 49

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$1,334,441	$—	$—	$—	$—	$—	$—	$—	$1,334,441
OTC Total return swap contracts*#	1,126	—	—	273	1,323	—	3	—	—	2,725
OTC Credit default contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts — protection purchased*#	—	—	4,388,551	439,884	1,383,656	—	4,958,687	2,191,247	6,501,086	19,863,111
Futures contracts§	—	—	—	—	—	—	—	—	—	—
Purchased options **#	—	—	—	—	—	528,745	—	—	—	528,745
Total Assets	$1,126	$1,334,441	$4,388,551	$440,157	$1,384,979	$528,745	$4,958,690	$2,191,247	$6,501,086	$21,729,022
Liabilities:
Centrally cleared interest rate swap contracts§	—	1,634,629	—	—	—	—	—	—	—	1,634,629
OTC Total return swap contracts*#	238	—	—	2,337	—	—	8	—	—	2,583
OTC Credit default contracts — protection sold*#	1,586	—	16,833,782	626,233	3,761,417	—	17,291,417	4,649,571	13,286,023	56,450,029
OTC Credit default contracts — protection purchased*#	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	184,479	—	—	184,479
Written options #	—	—	—	—	—	1,634,491	—	—	—	1,634,491
Total Liabilities	$1,824	$1,634,629	$16,833,782	$628,570	$3,761,417	$1,634,491	$17,475,904	$4,649,571	$13,286,023	$59,906,211
Total Financial and Derivative Net Assets	$(698)	$(300,188)	$(12,445,231)	$(188,413)	$(2,376,438)	$(1,105,746)	$(12,517,214)	$(2,458,324)	$(6,784,937)	$(38,177,189)
Total collateral received (pledged)†##	$—	$—	$(12,445,231)	$(152,985)	$(2,376,438)	$(1,105,746)	$(12,386,504)	$(2,458,324)	$(6,784,937)
Net amount	$(698)	$(300,188)	$—	$(35,428)	$—	$—	$(130,710)	$—	$—
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$(13,275,383)	$(152,985)	$(2,391,597)	$(2,494,073)	$(12,386,504)	$(2,551,638)	$(7,968,366)	$(41,220,546)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/ (depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,582,525 and $5,183,658, respectively.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

50 Mortgage Opportunities Fund	Mortgage Opportunities Fund 51

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2021 will show the tax status of all distributions paid to your account in calendar 2020.

52 Mortgage Opportunities Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Director of the Rohatyn Group, an emerging-market fund complex that manages money for institutions; a Director and Treasurer of the Sun Valley Writers Conference, a literary not-for-profit organization; Trustee of the New York Society Library; and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded diversified energy company; Senior Advisor for First Reserve, an energy private equity firm; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of The Denver Foundation; previously a director of Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products, as well as UNS Energy Corporation, a publicly held electric and gas utility in Arizona, SM Energy Corporation, a publicly held U.S. exploration and production company, and CVR Energy Corporation, a publicly held refining company.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation; and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Trustee of the Rubin Museum; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Pioneer Natural Resources, a publicly traded company engaged in oil exploration and production in the Permian basin; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and Member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

Mortgage Opportunities Fund 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2020, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam Investments and Putnam
Putnam Management, and Putnam Retail Management	Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer, Putnam Management	Putnam Investments and Putnam Management

Nancy E. Florek (Born 1957)	Denere P. Poulack (Born 1968)
Vice President, Director of Proxy Voting and Corporate Governance, Assistant	Assistant Vice President, Assistant Clerk,
Clerk, and Assistant Treasurer	and Assistant Treasurer
Since 2000	Since 2004

Michael J. Higgins (Born 1976)	Janet C. Smith (Born 1965)
Vice President, Treasurer, and Clerk	Vice President, Principal Financial Officer, Principal Accounting Officer,
Since 2010	and Assistant Treasurer
Since 2007
Jonathan S. Horwitz (Born 1955)	Head of Fund Administration Services, Putnam Investments and Putnam
Executive Vice President, Principal Executive Officer,	Management
and Compliance Liaison
Since 2004	Mark C. Trenchard (Born 1962)
Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

54 Mortgage Opportunities Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
Small Cap Growth Fund	Short-Term Municipal Income Fund
Sustainable Future Fund	Tax Exempt Income Fund
Sustainable Leaders Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡ :
Equity Income Fund	California, Massachusetts, Minnesota,
International Value Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Value Fund

Mortgage Opportunities Fund 55

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund
RetirementReady® 2060 Fund RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Mortgage Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
Marketing Services	Mona K. Sutphen	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
PriceWaterhouseCoopers LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Mortgage Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

AN765 321723 7/20

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Distributions Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Ms. Baumann, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distributions Committee and the Board of Trustees in the absence of such designation or identification

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2020	$128,653	$ —	$23,329	$ —
May 31, 2019	$131,799	$ —	$14,174	$ —

For the fiscal years ended May 31, 2020 and May 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $307,0456 and $561,158 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2020	$ —	$283,716	$ —	$ —
May 31, 2019	$ —	$546,984	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 29, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 29, 2020